File Nos. 2-77767
811-3481

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 40	[X] [_] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 40	[X] [X]

(Check appropriate box or boxes.)

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation 200 Park Avenue, New York, New York (Address of Principal Executive Offices)	10166 (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

____	immediately upon filing pursuant to paragraph (b)

X	on April 1, 2004 pursuant to paragraph (b)

____	60 days after filing pursuant to paragraph (a)(1)

____	on (date) pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

____	on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

General Money Market Funds

Seeking current income, safety of principal and liquidity by investing in high quality, short-term securities

PROSPECTUS April 1, 2004

Class A Shares

General Money Market Fund
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Fund
General California Municipal Money Market Fund
General New York Municipal Money Market Fund

You, Your Advisor And DREYFUS [LOGO] A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE FUNDS

Contents

Introduction

General Money Market Fund

General Government Securities
Money Market Fund

General Treasury Prime
Money Market Fund

General Municipal
Money Market Fund

General California Municipal
Money Market Fund

General New York Municipal
Money Market Fund

Management
Financial Highlights	1 2 5 8 11 14 17 20 21

Your Investment

Account Policies Distributions and Taxes	24 28
Services for Fund Investors Instructions for Regular Accounts Instructions for IRAs For More Information	28 30 32

See back cover.

Introduction

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund. This combined prospectus has been prepared for your convenience so that you can consider six investment choices in one document.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, each municipal money market fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus. Each other fund generally is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.

An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

[Side Bar]

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

Credit rating: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

General Money Market Fund
Ticker Symbol: GMMXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

•	repurchase agreements

•	asset-backed securities

•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

[Side Bar]

Concept to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry

•	the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest

•	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

     +3.51    +5.44      +4.83     +4.99     +4.93     +4.59      +5.85     +3.85      +1.35        +0.52
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00           +1.53%
Worst Quarter:                  Q4 '03           +0.09%

Average annual total returns as of 12/31/03

1 Year     5 Years      10 Years

0.52%      3.21%     3.97%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.03% 0.04% 0.77%

Expense example

1 Year      3 Years      5 Years      10 Years

$79         $246          $428           $954

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class A shares, servicing shareholder accounts and advertising and marketing relating to the fund. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Government Securities
Money Market Fund
Ticker Symbol: GGSXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests solely in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements collateralized by these securities. These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

[Side Bar]

Concepts to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

U.S. government securities: these securities are generally considered to be among the highest-quality investments available. By investing in these securities, the fund seeks greater credit safety for investors. In exchange for the higher level of credit safety that U.S. government securities offer, the fund's yields may be lower than those of money market funds that do not limit their investments to U.S. government securities.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund's investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund's yield.

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S.Treasury, or are supported only by the credit of the issuer or instrumentality.While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

     +3.69    +5.36      +4.79     +4.86     +4.83     +4.46      +5.64     +3.68      +1.31        +0.47
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.48%
Worst Quarter:                  Q4 '03             +0.08%

Average annual total returns as of 12/31/03

1 Year                      5 Years                 10 Years
---------------             --------------          --------------

0.47%                        3.09%                  3.89%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.04% 0.03% 0.77%

Expense example

   1 Year           3 Years            5 Years            10 Years

--------------   --------------     ----------------   ------------------
    $79              $246                $428               $954

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class A shares, servicing shareholder accounts and advertising and marketing relating to the fund. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Treasury Prime
Money Market Fund

Ticker Symbol: GTAXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in U.S.Treasury securities.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund's investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund's yield.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)
                                                                  +5.26     +3.16      +1.00        +0.34
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.37%
Worst Quarter:                  Q4 '03             +0.05%

Average annual total returns as of 12/31/03

                                                Since
                                                inception
   1 Year                                       (12/1/99)
--------------------------              --------------------------
   0.34%                                        2.47%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.00% 0.15% 0.85%

Expense example

1 Year                    3 Years              5 Years            10 Years
-------------          ----------------    ---------------     ----------------
  $87                        $271              $471               $1,049

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 0.85% to 0.80%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class A shares, servicing shareholder accounts and advertising and marketing relating to the fund. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Municipal Money Market Fund

Ticker Symbol: GTMXX

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal personal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal personal income tax.The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.When the portfolio manager believes that acceptable municipal obligations are unavailable for investment, the fund may invest temporarily in high quality, taxable money market instruments.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal personal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

     +2.40    +3.42      +2.93     +3.15     +2.98     +2.74      +3.62     +2.36      +0.99        +0.56
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q4 '00             +0.96%
Worst Quarter:                  Q3 '03             +0.10%

Average annual total returns as of 12/31/03

1 Year                      5 Years                    10 Years
------------------      ------------------         ---------------------
  0.56%                       2.05%                     2.51%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees for Class A.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Shareholder services fee Other expenses Total	0.50% 0.02% 0.06% 0.58%

Expense example

1 Year                 3 Years             5 Years               10 Years
-------------      -----------------   ---------------     -----------------
  $59                  $186                 $324                  $726

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General California Municipal
Money Market Fund

Ticker Symbol: GCAXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and California state personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal and California state personal income taxes.The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable California municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to California state income tax, but are free from federal income tax.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	California's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal and California state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal obligations that are exempt only from federal personal income tax.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

     +2.57    +3.22      +2.84     +2.99     +2.73     +2.46      +3.07     +2.02      +0.99        +0.54
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q2 '95             +0.84%
Worst Quarter:                  Q3 '03             +0.08%

Average annual total returns as of 12/31/03

   1 Year                   5 Years                 10 Years
-------------------    -----------------       -------------------
    0.54%                    1.81%                   2.34%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees for Class A.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Shareholder services fee Other expenses Total	0.50% 0.03% 0.09% 0.62%

Expense example

1 Year                   3 Years                5 Years          10 Years
---------------     ----------------      -----------------  ---------------
  $63                   $199                    $346             $774

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General New York Municipal
Money Market Fund

Ticker Symbol: GNMXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.When the portfolio manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to New York state and New York city income taxes, but are free from federal income tax.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	New York's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal bonds that are exempt only from federal personal income tax.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class A. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

     +2.46    +3.28      +2.79     +3.00     +2.73     +2.48      +3.41     +2.18      +0.83        +0.45
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q4 '00             +0.89%
Worst Quarter:                  Q3 '03             +0.07%

Average annual total returns as of 12/31/03

  1 Year                      5 Years                   10 Years
----------------       ------------------         -----------------
  0.45%                       1.86%                      2.36%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class A in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees for Class A.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Shareholder services fee Other expenses Total	0.50% 0.06% 0.09% 0.65%

Expense example

   1 Year                3 Years          5 Years               10 Years
---------------       -------------    -----------------    ------------------
   $66                    $208            $362                  $810

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

[ICON]  MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at an annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (each fund's distributor) and all of Dreyfus' other direct and indirect subsidiaries, to Mellon Financial. The reorganization does not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

The funds, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

[ICON]  FINANCIAL HIGHLIGHTS

The following tables describe the performance of the Class A shares of each fund for the periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                       Year Ended November 30,
General Money Market Fund                                   2003          2002     2001      2000     1999
-------------------------------------------------------   ----------  --------- -------- -------- ---------
Per-Share Data ($):
Net asset value, beginning of period                        1.00          1.00     1.00     1.00       1.00
Investment operations:   Investment income -- net           .006          .014     .041     .056       .044
Distributions:    Dividends from investment income -- net  (.006)        (.014)   (.041)   (.056)     (.044)
Net asset value, end of period                              1.00          1.00     1.00     1.00       1.00
Total Return (%)                                             .56          1.43     4.21     5.77       4.53
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                      .77          .77       .79      .78        .78
Ratio of net investment income
to average net assets                                        .57         1.42      4.03     5.64       4.44
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Net assets, end of period ($ x 1,000)                  1,277,956    1,556,365 1,379,758  982,685    863,981

General Government Securities                                   Year Ended November 30,
Money Market Fund                                           2003          2002     2001      2000     1999
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Per-Share Data ($):
Net asset value, beginning of period                        1.00         1.00      1.00     1.00       1.00
Investment operations:  Investment income -- net            .005         .014      .040     .054       .043
Distributions:    Dividends from investment income -- net  (.005)       (.014)    (.040)   (.054)     (.043)
Net asset value, end of period                              1.00         1.00      1.00     1.00       1.00
Total Return (%)                                             .52         1.38      4.05     5.54       4.42
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                      .77          .77       .77      .76        .76
Ratio of net investment income to average net assets         .52         1.38      3.85     5.40       4.35
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Net assets, end of period ($ x 1,000)                    565,857      661,976   804,956  574,630    610,511

General Treasury Prime                                          Year Ended November 30,
Money Market Fund                                           2003          2002     2001      20001
--------------------------------------------------------  ------------  -------  -------- -------
Per-Share Data ($):
Net asset value, beginning of period                        1.00         1.00      1.00     1.00
Investment operations: Investment income -- net             .004         .011      .034     .051
Distributions:    Dividends from investment income -- net  (.004)       (.011)    (.034)   (.051)
Net asset value, end of period                              1.00         1.00      1.00     1.00
Total Return (%)                                             .39         1.07      3.49     5.21
--------------------------------------------------------  ------------  -------  -------- -------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                      .80          .78       .80      .80
Ratio of net investment income to                            .38         1.13      3.25     5.49
average net assets
Decrease reflected in above expense ratio due to
undertakings by Dreyfus                                      .05          .002       .08      .43
--------------------------------------------------------  ------------  -------  -------- -------
Net assets, end of period ($ x 1,000)                     26,315       30,428    66,694   20,179

1 From December 1, 1999 (commencement of operations) to November 30, 2000.
2 Amount represents less than .01% per share.

                                                                       Year Ended November 30,
General Municipal Money Market Fund                         2003          2002     2001      2000     1999
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Per-Share Data ($):
Net asset value, beginning of period                        1.00         1.00      1.00     1.00       1.00
Investment operations: Investment income -- net             .006         .010      .026     .035       .027
Distributions:    Dividends from investment income -- net  (.006)       (.010)    (.026)   (.035)     (.027)
Net asset value, end of period                              1.00         1.00      1.00     1.00       1.00
Total Return (%)                                             .58         1.02      2.59     3.56       2.71
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                      .58          .57       .57      .58        .58
Ratio of net investment income to average net assets         .59         1.02      2.50     3.51       2.68
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Net assets, end of period ($ x 1,000)                    239,203      309,159   285,966  271,638    285,849

General California Municipal                                    Year Ended November 30,
Money Market Fund                                           2003          2002     2001      2000     1999
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Per-Share Data ($):
Net asset value, beginning of period                        1.00         1.00      1.00     1.00       1.00
Investment operations:  Investment income -- net            .006         .010      .022     .030       .024
Distributions:  Dividends from investment income -- net    (.006)       (.010)    (.022)   (.030)     (.024)
Net asset value, end of period                              1.00         1.00      1.00     1.00       1.00
Total Return (%)                                             .55         1.01      2.20     3.04       2.44
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                      .62          .61       .58      .58        .61
Ratio of net investment income to average net assets         .56         1.00      2.20     2.98       2.42
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Net assets, end of period ($ x 1,000)                    253,633      378,407   476,007  597,054    523,890

General New York Municipal                                      Year Ended November 30,
Money Market Fund                                           2003          2002     2001      2000     1999
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Per-Share Data ($):
Net asset value, beginning of period                        1.00         1.00      1.00     1.00       1.00
Investment operations:  Investment income-- net             .005         .009      .024     .033       .024
Distributions:  Dividends from investment income --net     (.005)       (.009)    (.024)   (.033)     (.024)
Net asset value, end of period                              1.00         1.00      1.00     1.00       1.00
Total Return (%)                                             .46          .86      2.40     3.36       2.45
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Ratios/Supplementa Data (%):
Ratio of expenses to average net assets                      .65          .66       .63      .67        .68
Ratio of net investment income to average net assets         .47          .86      2.35     3.31       2.42
---------------------------------------------------    ----------  ---------- ---------- -------   --------
Net assets, end of period ($ x 1,000)                    314,874      346,578   420,605  381,658    378,115

Your Investment

[ICON]  ACCOUNT POLICIES

Buying shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser.Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer a fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

Applicable to General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated twice a day, at 5:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business.Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed, and payments are received in or converted into Federal Funds, prior to 12:00 noon, the order will become effective at the price determined at 5:00 p.m. and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 noon, you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 3:00 p.m. for General Treasury Prime Money Market Fund, or prior to 5:00 p.m. for the other taxable money market funds, and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day. If such an order is placed between 3:00 p.m. and 5:00 p.m. for General Treasury Prime Money Market Fund, the order will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. If such an order is made after 5:00 p.m, but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated three times a day, at 12:00 noon, 2:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed prior to 12:00 noon and payments are received in or converted into Federal Funds by 4:00 p.m., the order will become effective at the price determined at 12:00 noon and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 4:00 p.m., you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 2:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the next NAV determined after the telephone order is accepted and will receive the dividend declared that day. If such an order is made after 2:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

Initial	Additional

Regular accounts Traditional IRAs Spousal IRAs Roth IRAs Education Savings Accounts Dreyfus automatic investment plans	$ 2,500 $ 750 $ 750 $ 750 $ 500 $ 100	$100; $ 500 for Dreyfus TeleTransfer investments no minimum no minimum no minimum no minimum after the first year $ 100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[Side Bar]

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

Amortized cost: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

Selling shares

You may sell (redeem) shares at any time through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone
or online through Dreyfus.com

Proceeds sent by	Minimum phone/online	Maximum phone/online

Check* Wire Dreyfus TeleTransfer	no minimum $ 1,000 $ 500	$ 250,000 per day $ 500,000 for joint accounts every 30 days/ $20,000 per day $500,000 for joint accounts every 30 days/ $20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

[Side Bar]

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Each fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

A fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

[Side Bar]

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the California Municipal Money Market Fund and New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

[ICON]  DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the taxable money market funds are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

Each municipal money market fund anticipates that virtually all of its income dividends will be exempt from federal and, as to California Municipal Money Market Fund, California, and as to New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

With respect to the California Municipal Money Market Fund and New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

[ICON]  SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builder®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from one Dreyfus fund into another (not available for IRAs).

For exchanging shares

Dreyfus Auto- Exchange Privilege	For making regular exchanges from one Dreyfus fund into another.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Account statements

Every fund investor automatically receives regular account statements.You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Express®
voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans for the taxable money market funds, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

•	for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561

•	for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 55299, Boston, MA 02205-8553

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 890051957
•  General Government Securities Money Market Fund
   DDA# 8900052414
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900403349
•  General California Municipal Money Market Fund
   DDA# 8900052163
•  General New York Municipal Money Market Fund
   DDA# 8900052171
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Return your application with the account number on the application.

[ICON]Online (www.dreyfus.com)

          ________

[ICON] Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105
Newark, New Jersey 07101-0105

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 890051957
•  General Government Securities Money Market Fund
   DDA# 8900052414
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900403349
•  General California Municipal Money Market Fund
   DDA# 8900052163
•  General New York Municipal Money Market Fund
   DDA# 8900052171
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Website to request your transaction.

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

[ICON]  In Writing

Write a redemption check or letter of instruction that includes:
•  your name(s) and signature(s)
•  your account number
•  the fund name
•  the dollar amount you want to sell
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55263, Boston, MA 02205-8501

[ICON]  By Telephone

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

[ICON]  Online

Wire Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit the Dreyfus Website to request your transaction. A check will be sent to the address of record.

[ICON]  Automatically

Dreyfus Automatic Withdrawal Plan Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568

[ICON] By Telephone

          ____________

[ICON] Automatically

          ____________

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•     ABA # 021000018
•     fund name and DDA #
•     General Money Market Fund
      DDA # 8900051957
•     General Government Securities Money Market Fund
      DDA # 8900052414
•     General Treasury Prime Money Market Fund
      DDA # 8900403349
•     the share class
•     your account number
•     name of investor
•     the contribution year
•     dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

[ICON]  Automatically

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

[ICON]  In Writing

Write a redemption check or write a letter of instruction that includes:
•     your name and signature
•     your account number
•     the fund name
•     the dollar amount you want to sell
•     how and where to send the proceeds
•     whether the distribution is qualified or premature
•     whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing
* A redemption check written for a qualified distribution is not subject to TEFRA.

[ICON]  Automatically

Systematic Withdrawal Plan Call us to request instructions to establish the plan.

FOR MORE INFORMATION

General Money Market Fund
SEC file number: 811-3207

General Government Securities
Money Market Fund
SEC file number: 811-3456

General Treasury Prime
Money Market Fund
SEC file number: 811-3456

General Municipal Money Market Fund
SEC file number: 811-3481

General California Municipal
Money Market Fund
SEC file number: 811-4871

General New York Municipal
Money Market Fund
SEC file number: 811-4870

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies.A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your financial representative or 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation

General Money Market Funds

Seeking current income, safety of principal and liquidity by investing in high quality, short-term securities

PROSPECTUS April 1, 2004

Class B Shares

General Money Market Fund
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Fund
General California Municipal Money Market Fund
General New York Municipal Money Market Fund

You, Your Advisor And DREYFUS [LOGO] A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE FUNDS

Contents

Introduction

General Money Market Fund

General Government Securities
Money Market Fund

General Treasury Prime
Money Market Fund

General Municipal
Money Market Fund

General California Municipal
Money Market Fund

General New York Municipal
Money Market Fund

Management
Financial Highlights	1 2 5 8 11 14 17 20 21

Your Investment

Account Policies Distributions and Taxes Services for Fund Investors Instructions for Regular Accounts Instructions for IRAs	24 27 27 29 30

For More Information

See back cover.

Introduction

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund. This combined prospectus has been prepared for your convenience so that you can consider six investment choices in one document.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, each municipal money market fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus. Each other fund generally is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.

An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

[Side Bar]

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

Credit rating: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

General Money Market Fund

Ticker Symbol: GMBXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

•	repurchase agreements

•	asset-backed securities

•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

[Side Bar]

Concept to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry

•	the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest

•	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

                         +4.68     +4.84     +4.73     +4.37      +5.61     +3.63      +1.12        +0.29
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.47%
Worst Quarter:                  Q4 '03             +0.04%

Average annual total returns as of 12/31/03

                                                  Since
                                                  inception
1 Year                      5 Years               (3/31/95)
------                      -------               ---------

0.29%                       2.98%                 3.78%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.06% 1.01%

Expense example

1 Year                   3 Years                5 Years               10 Years
------                   -------                -------               --------
$103                      $322                  $   558              $   1,236

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.01% to 1.00%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Government Securities
Money Market Fund

Ticker Symbol: GSBXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests solely in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

[Side Bar]

Concepts to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

U.S. government securities: these securities are generally considered to be among the highest-quality investments available. By investing in these securities, the fund seeks greater credit safety for investors. In exchange for the higher level of credit safety that U.S. government securities offer, the fund's yields may be lower than those of money market funds that do not limit their investments to U.S. government securities.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund's investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund's yield.

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S.Treasury, or are supported only by the credit of the issuer or instrumentality.While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past per formance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

                         +4.60     +4.69     +4.61     +4.21      +5.39     +3.45      +1.06        +0.25
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.42%
Worst Quarter:                  Q4 '03             +0.04%

Average annual total returns as of 12/31/03

                                                                Since
                                                              inception
1 Year                        5 Years                         (3/31/95)
----------------           ---------------                -----------------
0.25%                          2.85%                            3.65%

For the fund's current yield, call toll-free:
1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.08% 1.03%

Expense example

 1 Year         3 Years        5 Years          10 Years
------------  -----------    -----------     ------------
 $105           $328           $569             $1,259

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.03% to 1.00%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Treasury Prime
Money Market Fund

Ticker Symbol: GTBXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in U.S.Treasury securities.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund's investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund's yield.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)
                                                                  +5.06     +2.94      +0.80        +0.22
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.32%
Worst Quarter:                  Q4 '03             +0.04%

Average annual total returns as of 12/31/03

                                                   Since
                                                  inception
     1 Year                                       (12/1/99)
------------------------                    ----------------------
     0.22%                                         2.28%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.17% 1.12%

Expense example

  1 Year         3 Years          5 Years                10 Years
-----------  ---------------    ------------       -------------------
  $114            $356            $617                   $1,363

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.12% to 0.94%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Municipal Money Market Fund

Ticker Symbol: GBMXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal personal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal personal income tax.The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.When the portfolio manager believes that acceptable municipal obligations are unavailable for investment, the fund may invest temporarily in high quality, taxable money market instruments.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal personal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

                         +2.66     +2.86     +2.60     +2.35      +3.21     +1.93      +0.56        +0.18
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q4 '00             +0.85%
Worst Quarter:                  Q3 '03             +0.03%

Average annual total returns as of 12/31/03

                                                  Since
                                                  inception
    1 Year                  5 Years               (3/31/95)
---------------        ----------------      ------------------
    0.18%                   1.64%                 2.12%

For the fund's current yield, call toll-free:

1-800-645-6561.

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.09% 1.04%
Expense example

   1 Year               3 Years           5 Years         10 Years
 -------------      ---------------    -------------   -----------------
    $106                 $331              $574           $1,271

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.04% to 0.96%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General California Municipal
Money Market Fund

    Ticker Symbol: GENXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and California state personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal and California state personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable California municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to California state income tax, but are free from federal income tax.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	California's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal and California state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal obligations that are exempt only from federal personal income taxes.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

                         +2.48     +2.62     +2.34     +2.09      +2.65     +1.60      +0.62        +0.32
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q2 '00             +0.72%
Worst Quarter:                  Q3 '03             +0.03%

Average annual total returns as of 12/31/03

                                                   Since
                                                   inception
   1 Year                   5 Years                (8/1/95)
 -------------           --------------        --------------
    0.32%                   1.45%                  1.88%

For the fund's current yield, call toll-free:
1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.12% 1.07%

Expense example

    1 Year            3 Years           5 Years              10 Years
 -------------     ---------------    ------------       -----------------
    $109               $340              $590                $1,306

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.07% to .83%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General New York Municipal
Money Market Fund

Ticker Symbol: GNYXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.When the portfolio manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to New York state and New York city income taxes, but are free from federal income tax.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	New York's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal obligations that are exempt only from federal personal income tax.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund's performance from year to year.The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

                         +2.51     +2.70     +2.42     +2.16      +3.09     +1.81      +0.51        +0.28
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +0.81%
Worst Quarter:                  Q3 '03             +0.03%

Average annual total returns as of 12/31/03

                                                    Since
                                                   inception
   1 Year                   5 Years                (9/8/95)
 --------------        ----------------         -----------------
    0.28%                   1.56%                    1.97%

For the fund's current yield, call toll-free:

1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses % of average daily net assets

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.20% 0.25% 0.12% 1.07%

Expense example

    1 Year           3 Years             5 Years                 10 Years
  ------------    --------------      ------------          ------------------
     $109            $340                 $590                   $1,306

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.07% to 0.80%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

[ICON]  MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at an annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (each fund's distributor) and all of Dreyfus' other direct and indirect subsidiaries, to Mellon Financial. The reorganization does not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies, create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity. The funds, Dreyfus and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The funds, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of the Class B shares of each fund for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the funds' financial statements, is included in the annual report, which is available upon request.

                                                                             Year Ended November 30,
General Money Market Fund                                       2003        2002       2001      2000     1999
------------------------------------------------------------------------   --------- ---------- -------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00      1.00
Investment operations: Investment income -- net                  .003        .012      .039      .054      .042
Distributions:         Dividends from investment income -- net  (.003)      (.012)    (.039)    (.054)    (.042)
Net asset value, end of period                                   1.00        1.00      1.00      1.00      1.00
Total Return (%)                                                  .33        1.20      3.98      5.53      4.32
------------------------------------------------------------------------   --------- ---------- -------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                          1.00        1.00      1.00      1.00      1.00
Ratio of net investment income to average net assets              .33        1.19      3.81      5.41      4.24
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .01         .01       .03       .02       .03
------------------------------------------------------------------------   --------- ---------- -------- --------
Net assets, end of period ($ x 1,000)                       5,633,657   5,458,986 4,713,819 3,338,285 3,056,844

General Government Securities                                                   Year Ended November 30,
Money Market Fund                                               2003        2002       2001      2000     1999
------------------------------------------------------------------------   --------- ---------- -------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00      1.00
Investment operations: Investment income -- net                  .003        .011      .037      .052      .041
Distributions:         Dividends from investment income -- net  (.003)      (.011)    (.037)    (.052)    (.041)
Net asset value, end of period                                   1.00        1.00      1.00      1.00      1.00
Total Return (%)                                                  .29        1.14      3.81      5.29      4.17
------------------------------------------------------------------------   --------- ---------- -------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                          1.00        1.00      1.00      1.00      1.00
Ratio of net investment income to average net assets              .29        1.13      3.60      5.15      4.09
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .03         .03       .04       .03       .03
------------------------------------------------------------------------   --------- ---------- -------- --------
Net assets, end of period ($ x 1,000)                         933,041   1,014,283   826,720   552,238   659,185

General Treasury Prime                                                     Year Ended November 30,
Money Market Fund                                               2003        2002       2001      20001
------------------------------------------------------------------------   --------- ---------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00
Investment operations: Investment income-- net                   .002        .009      .032      .049
Distributions:         Dividends from investment income-- net   (.002)      (.009)    (.032)    (.049)
Net asset value, end of period                                   1.00        1.00      1.00      1.00
Total Return (%)                                                  .24         .86      3.27      5.00
------------------------------------------------------------------------   --------- ---------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                           .94        1.00      1.00      1.00
Ratio of net investment income to average net assets              .24         .84      2.94      5.14
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .18         .08       .13      4.97
------------------------------------------------------------------------   --------- ---------- --------
Net assets, end of period ($ x 1,000)                          30,537      22,878    11,987     5,385

1 From December 1, 1999 (commencement of operations) to November 30, 2000.

                                                                          Year Ended November 30,
General Municipal Money Market Fund                             2003        2002       2001      2000     1999
------------------------------------------------------------------------   --------- ---------- -------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00      1.00
Investment operations: Investment income -- net                  .002        .006      .021      .031      .023
Distributions:         Dividends from investment income -- net  (.002)      (.006)    (.021)    (.031)    (.023)
Net asset value, end of period                                   1.00        1.00      1.00      1.00      1.00
Total Return (%)                                                  .20         .59      2.16      3.16      2.31
------------------------------------------------------------------------   --------- ---------- -------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                           .96        1.00       .98       .98       .98
Ratio of net investment income to average net assets              .20         .59      2.12      3.10      2.29
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .08         .04       .06       .07       .07
------------------------------------------------------------------------   --------- ---------- -------- --------
Net assets, end of period ($ x 1,000)                         584,839     561,088   447,614   412,041   376,104

General California Municipal                                                   Year Ended November 30,
Money Market Fund                                               2003        2002       2001      2000     1999
------------------------------------------------------------------------   --------- ---------- -------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00      1.00
Investment operations: Investment income -- net                  .004        .006      .018      .026      .020
Distributions:         Dividends from investment income -- net  (.004)      (.006)    (.018)    (.026)    (.020)
Net asset value, end of period                                   1.00        1.00      1.00      1.00      1.00
Total Return (%)                                                  .36         .62      1.78      2.63      2.06
------------------------------------------------------------------------   --------- ---------- -------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                           .83        1.00      1.00      1.00       .95
Ratio of net investment income to average net assets              .30         .61      1.86      2.53      2.06
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .24         .10       .04       .05       .13
------------------------------------------------------------------------   --------- ---------- -------- --------
Net assets, end of period ($ x 1,000)                          17,670       8,016     3,795     9,948    17,314

General New York Municipal                                                      Year Ended November 30,
Money Market Fund                                               2003        2002       2001      2000     1999
------------------------------------------------------------------------   --------- ---------- -------- --------
Per-Share Data ($):
Net asset value, beginning of period                             1.00        1.00      1.00      1.00      1.00
Investment operations: Investment income -- net                  .003        .005      .020      .030      .021
Distributions:         Dividends from investment income -- net  (.003)      (.005)    (.020)    (.030)    (.021)
Net asset value, end of period                                   1.00        1.00      1.00      1.00      1.00
Total Return (%)                                                  .31         .52      2.03      3.05      2.12
------------------------------------------------------------------------   --------- ---------- -------- --------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                           .80        1.00      .98        .98       .98
Ratio of net investment income to average net assets              .32         .52     1.89       2.94      2.14
Decrease reflected in above expense ratios
due to undertakings by Dreyfus                                    .27         .06      .07        .08       .10
------------------------------------------------------------------------   --------- ---------- -------- --------
Net assets, end of period ($ x 1,000)                          38,468      45,352   41,580     36,056    93,287

Your Investment

[ICON]  ACCOUNT POLICIES

Buying shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser.Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer a fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

Applicable to General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated twice a day, at 5:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed, and payments are received in or converted into Federal Funds, prior to 12:00 noon, the order will become effective at the price determined at 5:00 p.m. and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 noon, you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 3:00 p.m. for General Treasury Prime Money Market Fund, or prior to 5:00 p.m. for the other taxable money market funds, and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day. If such an order is placed between 3:00 p.m. and 5:00 p.m. for General Treasury Prime Money Market Fund, the order will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. If such an order is made after 5:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated three times a day, at 12:00 noon, 2:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business.Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed prior to 12:00 noon and payments are received in or converted into Federal Funds by 4:00 p.m., the order will become effective at the price determined at 12:00 noon and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 4:00 p.m., you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 2:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined after the telephone order is accepted and will receive the dividend declared that day. If such an order is made after 2:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

Initial	Additional

Regular accounts Traditional IRAs Spousal IRAs Roth IRAs Education Savings Accounts Dreyfus automatic investment plans	$ 2,500 $ 750 $ 750 $ 750 $ 500 $ 100	$100; $ 500 for Dreyfus TeleTransfer investments no minimum no minimum no minimum no minimum after the first year $ 100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[Side Bar]

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

Amortized cost: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

Selling shares

You may sell (redeem) shares at any time through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone

Proceeds sent by	Minimum	Maximum

Check* Wire Dreyfus TeleTransfer	no minimum $ 1,000 $ 500	$ 250,000 per day $ 500,000 for joint accounts every 30 days $500,000 for joint accounts every 30 days

[Side Bar]

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Each fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

A fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

[Side Bar]

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the California Municipal Money Market Fund and New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

[ICON]  DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the taxable money market funds are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

Each municipal money market fund anticipates that virtually all of its income dividends will be exempt from federal and, as to California Municipal Money Market Fund, California, and as to New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

With respect to the California Municipal Money Market Fund and New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

[ICON]  SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builder®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from one Dreyfus fund into another (not available for IRAs).

For exchanging shares Dreyfus Auto- Exchange Privilege	For making regular exchanges from one Dreyfus fund into another.

For selling shares Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Account statements

Every fund investor automatically receives regular account statements.You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans for the taxable money market funds, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

•	for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561

•	for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 55299, Boston, MA 02205-8553

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 890051957
•  General Government Securities Money Market Fund
   DDA# 8900052414
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900403349
•  General California Municipal Money Market Fund
   DDA# 8900052163
•  General New York Municipal Money Market Fund
   DDA# 8900052171
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Return your application with the account number on the application.

[ICON] Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105
Newark, New Jersey 07101-0105

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 890051957
•  General Government Securities Money Market Fund
   DDA# 8900052414
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900403349
•  General California Municipal Money Market Fund
   DDA# 8900052163
•  General New York Municipal Money Market Fund
   DDA# 8900052171
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

[ICON]  In Writing

Write a redemption check or write a letter of instruction that includes:
•  your name(s) and signature(s)
•  your account number
•  the fund name
•  the dollar amount you want to sell
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8501

[ICON]  By Telephone

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

[ICON]  Automatically

Dreyfus Automatic Withdrawal Plan Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568

[ICON] By Telephone

          ____________

[ICON] Automatically

          ____________

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•     ABA # 021000018
•     fund name and DDA #
•     General Money Market Fund
       DDA # 8900051957
•     General Government Securities Money Market Fund
      DDA # 8900052414
•     General Treasury Prime Money Market Fund
      DDA # 8900403349
•     the share class
•     your account number
•     name of investor
•     the contribution year
•     dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

[ICON]  Automatically

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

[ICON]  In Writing

Write a redemption check* or write a letter of instruction that includes:
•     your name and signature
•     your account number
•     the fund name
•     the dollar amount you want to sell
•     how and where to send the proceeds
•     whether the distribution is qualified or premature
•     whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568

*  A redemption check written for a qualified distribution is not subject to TEFRA.

[ICON]  Automatically

Systematic Withdrawal Plan Call us to request instructions to establish the plan.

FOR MORE INFORMATION

General Money Market Fund
SEC file number: 811-3207

General Government Securities
Money Market Fund
SEC file number: 811-3456

General Treasury Prime
Money Market Fund
SEC file number: 811-3456

General Municipal Money Market Fund
SEC file number: 811-3481

General California Municipal
Money Market Fund
SEC file number: 811-4871

General New York Municipal
Money Market Fund
SEC file number: 811-4870

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each fund and its poli-cies.A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your financial representative or 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(C)2004 Dreyfus Service Corporation

General Money Market Funds

Seeking current income, safety of principal and liquidity
by investing in high quality, short-term securities

PROSPECTUS April 1, 2004

Class X Shares

General Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Fund

You, Your Advisor And [ICON] DREYFUS A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE FUNDS

Contents

Introduction General Money Market Fund General Treasury Prime Money Market Fund General Municipal Money Market Fund Management Financial Highlights YOUR INVESTMENT	1 2 5 8 11 12

Account Policies Distributions and Taxes Services for Fund Investors Instructions for Regular Accounts Instructions for IRAs FOR MORE INFORMATION	14 18 19 20 21

See back cover.

Introduction

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, the municipal money market fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus. Each other fund generally is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.

An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

[Side Bar]

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	buy only high quality, dollar-denominated obligations

Credit rating: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

General Money Market Fund
Ticker Symbol: GMXXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities
•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches
•	repurchase agreements
•	asset-backed securities
•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest
•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

[Side Bar]

Concept to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop
•	interest rates could drop, thereby reducing the fund's yield
•	any of the fund's holdings could have its credit rating downgraded or could default
•	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry
•	the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest
•	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class X. The bar chart shows the changes in the fund's performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table shows the fund's average annual total returns over time. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)
                                                                  +5.57     +3.58      +1.08        +0.28
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.47%
Worst Quarter:                  Q4 '03             +0.04%

Average annual total returns as of 12/31/03

                                                        Since
                                                      inception
                                      1 Year           (6/1/99)
--------------------------------------------------   -------------
Maximum CDSC imposed                  -3.72%           2.44%
Without CDSC                           0.28%           2.84%

For the fund's current yield, call toll-free: 1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class X in the table below.

Fee Table Shareholder transaction fees Maximum contingent deferred sales charge (CDSC) % of the purchase or sale price, whichever is less	(fees paid from your account) 4.00%

Annual fund operating expenses % of average daily net assets	(expenses paid from fund assets)

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.25% 0.25% 0.12% 1.12%

Expense example
                           1 Year        3 Years      5 Years       10 Years
-------------------------------------   -----------  -----------  ------------
with redemption            $ 514         $ 656          $ 817       $ 1,176*
without redemption         $ 114         $ 356          $ 617       $ 1,176*

     * Assumes conversion to Class A at end of sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.12% to 1.02%. The undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class X shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Treasury Prime
Money Market Fund
Ticker Symbol: GTXXX

[ICON]  GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in U.S.Treasury securities.

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund's investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund's yield.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class X. The bar chart shows the changes in the fund's performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table shows the fund's average annual total returns over time. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)
                                                                  +5.00     +2.89      +0.76        +0.18
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q3 '00             +1.31%
Worst Quarter:                  Q4 '03             +0.04%

Average annual total returns as of 12/31/03

                                                          Since
                                                         inception
                                        1 Year           (12/1/99)
--------------------------------------------------  -----------------
Maximum CDSC imposed                    -3.82%           1.78%
Without CDSC                             0.18%           2.24%

For the fund's current yield, call toll-free: 1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class X in the table below.

Fee Table Shareholder transaction fees Maximum contingent deferred sales charge (CDSC) % of the purchase or sale price, whichever is less	(fees paid from your account) 4.00%

Annual fund operating expenses % of average daily net assets	(expenses paid from fund assets)

Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.25% 0.25% 0.29% 1.29%

Expense example

                            1 Year      3 Years    5 Years        10 Years
-------------------------------------- ---------- ----------    -----------
with redemption             $531        $709        $908           $1,325*
without redemption          $131        $409        $708           $1,325*

     * Assumes conversion to Class A at end of sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.29% to 0.96%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class X shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

General Municipal Money Market Fund
Ticker Symbol: GUXXX

[ICON]  GOAL/APPROACH

The fund seeks to maximize current income exempt from federal personal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal personal income tax.The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When Dreyfus believes that acceptable municipal obligations are unavailable for investment, the fund may invest temporarily in high quality, taxable money market instruments.

[Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power
•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]  MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop
•	interest rates could drop, thereby reducing the fund's yield
•	any of the fund's holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal personal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments.

[ICON]  PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class X. The bar chart shows the changes in the fund's performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower.The table shows the fund's average annual total returns over time. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)
                                                                  +3.16     +1.88      +0.52        +0.16
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q4 '00             +0.83%
Worst Quarter:                  Q4 '03             +0.03%

Average annual total returns as of 12/31/03

                                                           Since
                                                          inception
                                           1 Year         (6/1/99)
-----------------------------------------------------  ----------------
Maximum CDSC imposed                       -3.84%         1.15%
Without CDSC                                0.16%         1.56%

For the fund's current yield, call toll-free: 1-800-645-6561.

[Side Bar]

What this fund is-- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]  EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class X in the table below.

Fee Table Shareholder transaction fees Maximum contingent deferred sales charge (CDSC) % of the purchase or sale price, whichever is less	(fees paid from your account) 4.00%

Annual fund operating expenses % of average daily net assets	(expenses paid from fund assets)
Management fees Rule 12b-1 fee Shareholder services fee Other expenses Total	0.50% 0.25% 0.25% 0.06% 1.06%

Expense example
                       1 Year     3 Years      5 Years       10 Years
-------------------------------  ---------   -----------   ------------
with redemption        $508       $637         $785          $1,035*
without redemption     $108       $337         $585          $1,035*

   * Assumes conversion to Class A at end of sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended November 30, 2003, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.06% to 0.99%. This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class X shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

[ICON]  MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial and then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (each fund's distributor) and all of Dreyfus' other direct and indirect subsidiaries, to Mellon Financial. The reorganization does not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

The funds, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

[ICON]  FINANCIAL HIGHLIGHTS

The following tables describe the performance of the Class X shares of each fund for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the funds' financial statements, is indicated in the annual report, which is available upon request.

                                                                                 Year Ended November 30,
General Money Market Fund                                          2003        2002     2001     2000      19991
--------------------------------------------------------------------------  --------  --------- --------- -------
Per-Share Data ($):
Net asset value, beginning of period                               1.00        1.00     1.00     1.00      1.00
   Investment operations:  Investment income -- net                .003        .012     .039     .054      .021
   Distributions:       Dividends from investment income -- net   (.003)      (.012)   (.039)   (.054)    (.021)
Net asset value, end of period                                     1.00       1.00      1.00     1.00      1.00
   Total Return (%)                                                 .32       1.16      3.94     5.49      4.332
--------------------------------------------------------------------------  --------  --------- --------- -------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                            1.02       1.05      1.05     1.05      1.052
Ratio of net investment income to average net assets                .34       1.20      4.03     5.43      4.012
Decrease reflected in above expense
ratios due to undertakings by Dreyfus                               .10        .14       .13      .06       .252
--------------------------------------------------------------------------  --------  --------- --------- -------
Net assets, end of period ($ x 1,000)                               128        159       291      478       554

1 From June 1, 1999 (commencement of initial offering) to November 30, 1999.
2 Annualized.

                                                                                Year Ended November 30,
General Treasury Prime Money Market Fund                           2003        2002     2001     20001
--------------------------------------------------------------------------  --------  --------- ---------
Per-Share Data ($):
Net asset value, beginning of period                               1.00        1.00     1.00     1.00
   Investment operations:  Investment income -- net                .002        .008     .032     .048
   Distributions:       Dividends from investment income -- net   (.002)      (.008)   (.032)   (.048)
Net asset value, end of period                                     1.00        1.00     1.00     1.00
Total Return (%)                                                    .21         .82     3.22     4.94
--------------------------------------------------------------------------  --------  --------- ---------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                             .96        1.05     1.05     1.05
Ratio of net investment income to average net assets                .21         .74     3.03     4.55
Decrease reflected in above expense                                 .33         .42     3.24    20.13
ratios due to undertakings by Dreyfus
--------------------------------------------------------------------------  --------  --------- ---------
Net assets, end of period ($ x 1,000)                                12          12        1        1

1 From December 1, 1999 (commencement of operations) to November 30, 2000.

                                                                                Year Ended November 30,
General Municipal Money Market Fund                                2003        2002     2001     2000      19991
--------------------------------------------------------------------------  --------  --------- --------- -------
Per-Share Data ($):
Net asset value, beginning of period                               1.00        1.00     1.00     1.00      1.00
   Investment operations:  Investment income -- net                .002        .006     .021     .031      .012
   Distributions:       Dividends from investment income -- net   (.002)      (.006)   (.021)   (.031)    (.012)
Net asset value, end of period                                     1.00        1.00     1.00     1.00      1.00
Total Return (%)                                                    .18         .56     2.10     3.12      2.432
--------------------------------------------------------------------------  --------  --------- --------- -------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                             .99        1.03     1.03     1.05      1.052
Ratio of net investment income to average net assets                .17         .56     2.14     3.19      2.222
Decrease reflected in above expense
ratios due to undertakings by Dreyfus                               .07         .02      .03      .07       .182
--------------------------------------------------------------------------  --------  --------- --------- -------
Net assets, end of period ($ x 1,000)                               209         209      208      283         1

1 From June 1, 1999 (commencement of initial offering) to November 30, 1999.
2 Annualized.

YOUR INVESTMENT

ACCOUNT POLICIES

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer a fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

You may buy Class X shares only if you establish an Auto-Exchange Account pursuant to which the Class X shares purchased will be exchanged for Class B shares of up to five Dreyfus Premier funds within two years of your initial purchase of Class X shares. Subsequent purchases of Class X shares of a fund must be exchanged for Class B shares within two years of your initial purchase.

Class X shares and Class B shares of the Dreyfus Premier funds are subject to a contingent deferred sales charge (CDSC), which is assessed only if you sell your shares within six years of purchase. Under certain circumstances, you may not have to pay a CDSC when you sell shares. Consult your financial representative or the Statement of Additional Information (SAI) to see if a CDSC waiver may apply to you. The following table sets forth the rates of the CDSC for Class X shares and Class B shares of the Dreyfus Premier funds for which Class X may be automatically exchanged.

Sales charges

CDSC-- charged when you sell shares

Years since purchase was made	CDSC as a % of your initial investment or your redemption (whichever is less)

Up to 2 years 2 --4 years 4 --5 years 5 --6 years More than 6 years	4.00% 3.00% 2.00% 1.00% Shares will automatically convert to Class A of the selected Dreyfus Premier fund

Class X shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets. The Class B shares of the Dreyfus Premier funds you receive in exchange for your fund Class X shares will convert to Class A shares of the Dreyfus Premier funds approximately six years after the date you purchased the exchanged Class X shares. Upon conversion to Class A shares, Class B shares of the Dreyfus Premier funds will not be subject to a CDSC. Class A shares of the Dreyfus Premier funds are not subject to a Rule 12b-1 fee. Class A shares of the Dreyfus Premier funds are subject to an annual shareholder services fee of 0.25% paid to the distributor for providing shareholder services.

You should invest in Class X shares of a fund only as part of a long-term investment in the Dreyfus Family of Funds. If you are seeking only to invest in a money market fund and do not expect to exchange fund shares for Class B shares of a Dreyfus Premier fund, you should consider more suitable investments, including another class of the fund's shares or other money market funds offered by Dreyfus. Consult your financial representative for more details.

Buying shares

Applicable to General Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated twice a day, at 5:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed, and payments are received in or converted into Federal Funds, prior to 12:00 noon, the order will become effective at the price determined at 5:00 p.m. and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 noon, you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 3:00 p.m. for General Treasury Prime Money Market Fund, or prior to 5:00 p.m. for General Money Market Fund, and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day. If such an order is placed between 3:00 p.m. and 5:00 p.m. for General Treasury Prime Money Market Fund, the order will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. If such an order is made after 5:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Applicable to General Municipal Money Market Fund only:

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated three times a day, at 12:00 noon, 2:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business.Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If your order in proper form is placed prior to 12:00 noon and payments are received in or converted into Federal Funds by 4:00 p.m., the order will become effective at the price determined at 12:00 noon and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 4:00 p.m., you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders to buy shares. If such an order is made prior to 2:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined after the telephone order is accepted and will receive the dividend declared that day. If such an order is made after 2:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Because the municipal money market fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

Initial	Additional

Regular accounts Traditional IRAs Spousal IRAs Roth IRAs Education Savings Accounts	$ 2,500 $ 750 $ 750 $ 750 $ 500	$100; no minimum no minimum no minimum no minimum after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

[Side Bar]

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

Amortized cost: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

Selling shares

You may sell (redeem) shares at any time through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold.

Before selling shares recently purchased, please note that if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares.

Limitations on selling shares by phone

Proceeds sent by	Minimum	Maximum

Check Wire	no minimum $ 1,000	$ 250,000 per day $ 500,000 for joint accounts every 30 days

[Side Bar]

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Each fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
•	change its minimum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

A fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

[ICON]  DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the taxable money market funds are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

The municipal money market fund anticipates that virtually all of its income dividends will be exempt from federal personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

[ICON]  SERVICES FOR FUND INVESTORS

The third party through whom you purchase fund shares may impose different restrictions on the services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Exchange privilege

You can exchange Class X shares worth $500 or more (no minimum for retirement accounts) from one fund into Class B shares of a Dreyfus Premier fund. Class B shares of a Dreyfus Premier fund may not be exchanged for Class X shares of a fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

Dreyfus Auto-Exchange privilege

To invest in Class X shares of a fund, you will be required to participate in the Dreyfus Auto-Exchange privilege. As a participant, you will have to establish the time and amount of your automatic exchanges such that all of the Class X shares purchased will have been exchanged for Class B shares of a Dreyfus Premier fund within two years of your initial purchase. You can change the time or amount of your automatic exchanges by contacting your financial representative.

CDSC under Exchange and Auto-Exchange privileges

Shares will be exchanged pursuant to the Exchange privilege or Auto-Exchange privilege at the then-current NAV. No CDSC will be imposed at the time of the exchange; however, shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. For purposes of computing any applicable CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the exchange.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class X shares you sold within 45 days of selling them at the current share price. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Dreyfus Dividend Sweep

You can automatically reinvest your dividends and distributions from the fund into one or more of the Dreyfus Premier funds you have selected (not available for IRAs).You can set up this service with your application, or by calling your financial representative or 1-800-645-6561.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more-- when it's convenient for you-- by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 8900051957
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900052376
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 8900051957
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900052376
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

TO SELL SHARES

[ICON]  In Writing

Write a letter of instruction that includes:
•  your name(s) and signature(s)
•  your account number
•  the fund name
•  the share class
•  the dollar amount you want to sell
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON] By Telephone

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

[ICON] By Telephone

          ____________

TO ADD TO AN ACCOUNT

[ICON]  In Writing

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

[ICON]  By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  fund name and DDA#
•  General Money Market Fund
   DDA# 8900051957
•  General Treasury Prime Money Market Fund
   DDA# 8900403349
•  General Municipal Money Market Fund
   DDA# 8900052376
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

TO SELL SHARES

[ICON]  In Writing

Write a letter of instruction that includes:
•     your name and signature
•     your account number and fund name
•     the dollar amount you want to sell
•     how and where to send the proceeds
•     whether the distribution is qualified or premature
•     whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

The General Municipal Money Market Fund is not recommended for IRAs.

FOR MORE INFORMATION

General Money Market Fund
SEC file number: 811-3207

General Treasury Prime Money Market Fund
SEC file number: 811-3456

General Municipal Money Market Fund
SEC file number: 811-3481

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes a fund's performance and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your financial representative or 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND
GENERAL MONEY MARKET FUND, INC.
GENERAL TREASURY PRIME MONEY MARKET FUND
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
GENERAL MUNICIPAL MONEY MARKET FUND
GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
(CLASS A AND CLASS B SHARES)

STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2004

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus for Class A or Class B shares of General Government Securities Money Market Fund (the "Government Money Fund"), General Money Market Fund, Inc. (the "Money Fund"), General Treasury Prime Money Market Fund (the "Treasury Money Fund"), General California Municipal Money Market Fund (the "California Municipal Fund"), General Municipal Money Market Fund (the "National Municipal Fund") and General New York Municipal Money Market Fund (the "New York Municipal Fund") (each, a "Fund" and collectively, the "Funds"), dated April 1, 2004, as it may be revised from time to time. To obtain a copy of the Prospectus for Class A or Class B shares of a Fund, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, with respect to Class A shares of the Funds, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City -- Call 1-718-895-1396
Outside the U.S. -- Call 516-794-5452

           The most recent Annual and Semi-Annual Report to Shareholders of each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. When requesting a copy of this Statement of Additional Information, you will receive the report(s) for the Fund(s) in which you are a shareholder.

           Each Fund is a separate investment portfolio with operations and results that are unrelated to those of each other Fund. The Government Money Fund and the Treasury Money Fund are separate series of General Government Securities Money Market Funds, Inc. (the "Government Company"). The National Municipal Fund is a series of General Municipal Money Market Funds, Inc. (the "Municipal Company"). This combined Statement of Additional Information has been provided for your convenience to provide you with the opportunity to consider six investment choices in one document.

TABLE OF CONTENTS

Description of the Funds
Management of the Funds
Management Arrangements
How to Buy Shares
Service Plan and Distribution Plan
Shareholder Services Plans
How to Redeem Shares
Shareholder Services
Determination of Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
Information about the Funds
Counsel and Independent Auditors
Appendix A
Appendix B
Appendix C
Appendix D	Page B-3 B-21 B-27 B-31 B-34 B-37 B-38 B-41 B-45 B-46 B-48 B-48 B-53 B-54 B-57 B-62 B-92

DESCRIPTION OF THE FUNDS

           Each of the Government Company, the Money Fund and the Municipal Company is a Maryland corporation formed on April 8, 1982, April 8, 1982 and May 15, 1981, respectively. Each of the California Municipal Fund and the New York Municipal Fund is a Massachusetts business trust that commenced operations on March 10, 1987 and December 2, 1986, respectively.

           Each Fund is an open-end management investment company, known as a money market mutual fund. Each of the Government Money Fund, the Money Fund, the Treasury Money Fund and the National Municipal Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each other Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

           The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

           Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

           The following information supplements and should be read in conjunction with the Funds' Prospectus.

           U.S. Government Securities. (Government Money Fund, Money Fund and Treasury Money Fund) The Treasury Money Fund normally invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in U.S. Treasury securities. The Government Money Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes), and the Money Fund may invest, in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

           Repurchase Agreements. (Government Money Fund and Money Fund) Each of these Funds may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

           Bank Obligations. (Money Fund) The Money Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

           Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

           Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

           Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

           As a result of Federal and state laws and regulations, domestic banks whose CDs may be purchased by the Fund are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Money Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

           Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements as apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

           Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

           In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal or State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

           In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

           The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund will not own more than one such CD per such issuer.

           Commercial Paper. (Money Fund) The Money Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

           Floating and Variable Rate Obligations. (Money Fund) The Money Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

           Participation Interests. (Money Fund) The Money Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

           Asset-Backed Securities. (Money Fund) The Money Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

           Municipal Obligations. (California Municipal Fund, National Municipal Fund and New York Municipal Fund (collectively, the "Municipal Funds")) As a fundamental policy, each Municipal Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and, with respect to the California Municipal Fund and New York Municipal Fund, California State and New York State and New York City, respectively, personal income taxes (collectively, "Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

          With respect to the National Municipal Fund, for the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

          Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Municipal Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Municipal Fund's investment objective.

Certain Tax Exempt Obligations. (Municipal Funds) Each Municipal Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. (Municipal Funds) Each Municipal Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Municipal Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

          (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

          (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

          (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

          (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. (Municipal Funds) Each Municipal Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund's Board.

          The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings as of the fiscal year ended November 30, 2003, computed on a monthly basis, was as follows:

                                                                                           Percentage of Value
                                                                               ------------ --- ------------ -- --------------
                                Moody's
                               Investors              Standard & Poor's       California        National         New York
   Fitch Ratings             Service, Inc.             Ratings Services         Municipal        Municipal        Municipal
     ("Fitch")        or      ("Moody's")      or          ("S&P")                Fund             Fund             Fund
--------------------       ------------------       -----------------------    ------------    ------------    --------------

F1+/F1                     VMIG1/MIG1, P1           SP1+/SP1, A1+/A1               97.0%           86.1%            75.1%
F2+/F2                     VMIG2/MIG2, P2           SP2+/SP2                        --              1.2%             --
AAA/AA                     Aaa/Aa                   AAA/AA                          1.9%            8.4%             3.2%
Not Rated                  Not Rated                Not Rated                       1.1%*           4.3%*           21.7%*
                                                                                  100.0%          100.0%           100.0%
                                                                                  ======          =======          ======

*	Included in the Not Rated category are securities which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 or SP-1+/SP-1 rating categories.

          If, subsequent to its purchase by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

          To the extent that the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies described in the Funds' Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

          Taxable Investments. (Municipal Funds) From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, each Municipal Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the California Municipal Fund or the New York Municipal Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each Municipal Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

           Stand-by Commitments. (Municipal Funds) Each Municipal fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Municipal Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

          Investment Companies. (Municipal Funds) Each Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fee. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its univested cash reserves in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of univested cash reserves in such money market funds may not exceed 25% of its total assets.

          Illiquid Securities. (All Funds) Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

          In addition to the principal investment strategies discussed in the Funds' Prospectus, the Funds also may engage in the investment techniques described below.

          Borrowing Money. (All Funds) Each Municipal Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Municipal Fund currently intends to, and each other Fund may, borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

          Forward Commitments. (Municipal Funds) Each Municipal Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Each Municipal Fund will segregate permissible liquid assets at least equal at all times to the amount of its purchase commitments.

          Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

          Bank Securities. (Money Fund) To the extent the Money Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

          Foreign Securities. (Money Fund) Since the Money Fund's portfolio may contain U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Investing in Municipal Obligations. (Municipal Funds) Each Municipal Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Municipal Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

          Certain municipal lease/purchase obligations in which the Municipal Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

          Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Municipal Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

          Investing in California Municipal Obligations. (California Municipal Fund) Since the California Municipal Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review the information in "Appendix C" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

          Investing in New York Municipal Obligations. (New York Municipal Fund) Since the New York Municipal Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. You should review the information in "Appendix D" which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Obligations.

          Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. Each Fund, together with investment companies or accounts advised by the Manager or its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may adversely affect a Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

          Government Money Fund. The Government Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Under normal circumstances, the Government Money Fund invests solely in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements collateralized by these securities. The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets. In addition, the Government Money Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Government Money Fund may not:

          1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Sell securities short or purchase securities on margin.

          4. Write or purchase put or call options.

          5. Underwrite the securities of other issuers.

          6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          7. Make loans to others (except through the purchase of debt obligations referred to in the Fund's Prospectus and this Statement of Additional Information).

          8. Invest in companies for the purpose of exercising control.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          10. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

          11. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

          Treasury Money Fund. The Treasury Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Under normal circumstances, the Treasury Money Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. Treasury securities. The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets. In addition, the Treasury Money Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Treasury Money Fund may not:

          1. Invest in commodities.

          2. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Purchase or sell securities on margin.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

          5. Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          6. Purchase, hold or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest in or deal in real estate.

          7. Make loans to others, except through the purchase of debt obligations.

          8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. This restriction does not apply to the purchase of U.S. Government securities.

          9. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

          10. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

          11. Enter into repurchase agreements.

* * * * *

          Money Fund. The Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Money Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. The Money Fund may not:

          1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to in the Fund's Prospectus and this Statement of Additional Information).

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

          4. Sell securities short.

          5. Write or purchase put or call options.

          6. Underwrite the securities of other issuers.

          7. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

          8. Make loans to others (except through the purchase of debt obligations referred to in the Fund's Prospectus and this Statement of Additional Information).

          9. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

          10. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          11. Invest in companies for the purpose of exercising control.

          12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

          California Municipal Fund. The California Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other instruments with similar investment characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the California Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies. Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The California Municipal Fund may not:

          1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

          2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

          4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

          5. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          6. Sell securities short or purchase securities on margin.

          7. Invest in companies for the purpose of exercising control.

          8. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

          10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

          National Municipal Fund. The National Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (or other instruments with similar investment characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the National Municipal Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The National Municipal Fund may not:

          1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

          2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

          4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

          5. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          6. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the Fund's total assets.

          7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

          8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

          9. Sell securities short or purchase securities on margin.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

          New York Municipal Fund. The New York Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Obligations (or other instruments with similar investment characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the New York Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies. Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The New York Municipal Fund may not:

          1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

          2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

          4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

          5. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          6. Sell securities short or purchase securities on margin.

          7. Invest in companies for the purpose of exercising control.

          8. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

          10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

           Municipal Funds. For purposes of investment restriction No. 5 for each Municipal Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

          All Funds. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to investment restriction No. 1 for each Municipal Fund, however, if borrowings exceed 33-1/3% of the value of a Municipal Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUNDS

          Each Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation Dreyfus Service Corporation Dreyfus Transfer, Inc. The Bank of New York	Investment Adviser Distributor Transfer Agent Custodian

          Board members of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Board Members of the Funds1

Name (Age)                             Principal Occupation
Position with the Funds (Since)        During Past 5 Years                Other Board Memberships and Affiliations
-------------------------------        ---------------------              ----------------------------------------
Joseph S. DiMartino (60)               Corporate Director and Trustee     The Muscular Dystrophy Association, Director
Chairman of the Board                                                     Levcor International, Inc., an apparel fabric
(1995) - All Funds                                                          processor, Director
                                                                          Century Business Services, Inc., a provider of
                                                                            outsourcing functions for small and medium sized
                                                                            companies, Director
                                                                          The Newark Group, a provider of a national market
                                                                            of paper recovery facilities, paperboard mills
                                                                            and paperboard converting plants, Director

Clifford L. Alexander, Jr. (70)         President of Alexander &          Wyeth (formerly, American Home Products
Board Member                              Associates, Inc., a               Corporation), a global leader in
(1981) - Money Fund                       management consulting firm        pharmaceuticals, consumer healthcare products
(1982) - Municipal Company and            (January 1981 - present)          and animal health products, Director
         Government Company                                               Mutual of America Life Insurance Company,
(1986) - California Municipal Fund     Chairman of the Board of Moody's   Director
         and New York Municipal Fund     Corporation
                                         (October 2000 - October 2003)
                                       Chairman of the Board and Chief
                                         Executive Officer of The Dun
                                         and Bradstreet Corporation
                                         (October 1999 - September 2000)

Peggy C. Davis (61)                    Shad Professor of Law,             None
Board Member                             New York University School of
(1990) - All Funds                       Law (1983 - present)
                                       She writes and teaches in the
                                          fields of evidence,
                                          constitutional theory, family
                                          law, social sciences and the
                                          law, legal process and
                                          professional methodology and
                                          training

Ernest Kafka (71)                      Physician engaged in private       None
Board Member                             practice specializing in the
(1981) - Money Fund                      psychoanalysis of adults and
(1982) - Municipal Company and           adolescents (1962-present)
         Government Company
(1986) - California Municipal Fund     Instructor, The New York
         and New York Municipal Fund     Psychoanalytic Institute
                                         (1981 - present)

                                       Associate Clinical Professor of
                                         Psychiatry at Cornell Medical
                                         School (1987 - 2002)

Nathan Leventhal (61)                   Chairman of the Avery-Fisher       Movado Group, Inc., Director
Board Member                              Artist Program
(1987) - Municipal Company                (November 1997 - present)
(1989) - California Municipal Fund,
         Government Company, Money      President of Lincoln Center for
         Fund and New York Municipal      the Performing Arts, Inc.
         Fund                             (March 1984 - December 2000)

1	None of the Board members are "interested persons" of the Funds, as defined in the 1940 Act.

          Board members are elected to serve for an indefinite term. Each Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. Each Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended November 30, 2003. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

          The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                                        California                          Treasury
                                         Municipal     Government Money      Money
Name of Board Member                       Fund              Fund             Fund              Money Fund
--------------------                    -----------    ----------------    ----------           ----------
Joseph S. DiMartino                        None              None             None                 None
Clifford L. Alexander, Jr.                 None              None             None                 None
Peggy C. Davis                             None              None             None                 None
Ernest Kafka                               None              None             None                 None
Nathan Leventhal                           None              None             None                 None

                                                                                           Aggregate Holding of
                                                                                           Funds in the Dreyfus
                                                                                           Family of Funds for
                                      National Municipal              New York           which Responsible as a
Name of Board Member                          Fund                Municipal Fund               Board Member
--------------------                  ------------------          --------------         ----------------------

Joseph S. DiMartino                           None                      None                  Over $100,000
Clifford L. Alexander, Jr.                    None                      None                  Over $100,000
Peggy C. Davis                                None                      None                       None
Ernest Kafka                                  None                      None                  Over $100,000
Nathan Leventhal                              None                      None                       None

          As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

          Each Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund indicated below for the fiscal year ended November 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003 are set forth below:

                                                  Aggregate                 Total Compensation From the Funds
                                                  Compensation              and Fund Complex Paid to Board
Name of Board Member and Fund                     From the Fund*            Member(**)
-----------------------------                     -------------             ---------------------------------
Joseph S. DiMartino                                                                  $800,306 (191)

Government Money Fund/
   Treasury Money Fund                            $  9,688
Money Fund                                        $ 40,386
California Municipal Fund                         $  1,855
National Municipal Fund                           $  4,934
New York Municipal Fund                           $  2,096

Clifford L. Alexander, Jr.                                                            $198,500 (53)

Government Money Fund/
   Treasury Money Fund                            $  7,750
Money Fund                                        $ 32,308
California Municipal Fund                         $  1,486
National Municipal Fund                           $  3,939
New York Municipal Fund                           $  1,678

Peggy C. Davis                                                                        $82,500 (26)

Government Money Fund/
   Treasury Money Fund                            $  7,750
Money Fund                                        $ 32,308
California Municipal Fund                         $  1,486
National Municipal Fund                           $  3,939
New York Municipal Fund                           $  1,678

Ernest Kafka                                                                          $76,000 (26)

Government Money Fund/
   Treasury Money Fund                            $  7,128
Money Fund                                        $ 29,772
California Municipal Fund                         $  1,375
National Municipal Fund                           $  3,640
New York Municipal Fund                           $  1,551

Saul B. Klaman***                                                                     $34,125 (26)

Government Money Fund/
   Treasury Money Fund                            $  2,502
Money Fund                                        $  2,252
California Municipal Fund                         $  1,877
National Municipal Fund                           $  2,502
New York Municipal Fund                           $  1,877

Nathan Leventhal                                                                      $82,500 (26)

Government Money Fund/
   Treasury Money Fund                            $  7,750
Money Fund                                        $ 30,238
California Municipal Fund                         $  1,486
National Municipal Fund                           $  3,939
New York Municipal Fund                           $  1,678

__________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,648 for the Government Company, $6,159 for the Money Fund, $1,815 for the California Municipal Fund, $1,398 for the National Municipal Fund and $1,833 for the New York Municipal Fund, for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

***	Emeritus Board member as of January 18, 2000.

Officers of the Funds

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer
of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager,
and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an
officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of
94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of
15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

MICHAEL CONDON, Assistant Treasurer since March 2000. Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since August 1984.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money
Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

          The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

          Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 4, 2004.

          Set forth in "Information About the Funds" are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Class A or Class B shares outstanding on March 4, 2004. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of such Fund.

MANAGEMENT ARRANGEMENTS

          Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

          The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between the Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager, the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Service Plan and/or Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

          The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

          The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of the Government Money Fund, the Money Fund and the Treasury Money Fund are Bernard W. Kiernan, Patricia A. Larkin, James G. O'Connor and Thomas Riordan. The portfolio managers of the Municipal Funds are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, James Welch, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, investor services (including, without limitation, telephone and personnel expenses), costs of shareholder reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Funds' Class B shares are subject to an annual distribution fee, and Class A shares of the Government Money Fund, Money Fund and Treasury Money Fund are subject to an annual service fee. See "Service Plan and Distribution Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Government Company are allocated between the Government Money Fund and Treasury Money Fund on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.

          As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund indicated below to the Manager for the Fund's last three fiscal years:

                                                              Fiscal Year Ended November 30,
                                                              ------------------------------
                                              2003                        2002                          2001
                                              ----                        ----                          ----
Government Money Fund                      $8,531,164                  $8,444,929                    $6,956,802

Money Fund                                $36,893,858                  $34,316,151                  $26,530,129

California Municipal Fund                  $1,755,530                  $2,044,678                    $2,550,398

National Municipal Fund                    $4,570,984                  $4,554,174                    $3,728,273

New York Municipal Fund                    $1,916,705                  $2,066,071                    $2,235,573

                        Management Fee Payable                   Reduction in Fee                       Net Fee Paid
                        ----------------------                   ----------------                       ------------
                    2003         2002         2001           2003     2002      2001           2003         2002         2001
                    ----         ----         ----           ----     ----      ----           ----         ----         ----
Treasury         $296,831     $235,443     $225,072           $0       $0     $39,862       $296,831     $235,443     $185,210
Money Fund

          As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-½% of the average market value of the net assets of such Fund for that fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis. As to each Fund, no such deduction or payment was required for the most recent fiscal year end.

          As to each Fund, the aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

          The Distributor may pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers"), and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in certain Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

          Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee from each Fund computed on the basis of the number of shareholder accounts it maintains for such Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is each Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

          Each Fund's shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers"), and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. For shareholders who purchase Fund shares from the Distributor, the Distributor will act as Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

          The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the relevant Fund and has made an aggregate minimum initial purchase in the Fund for its customers of $2,500. Subsequent investments must be at least $100. For the Government Money Fund, Money Fund and Treasury Money Fund, however, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. It is not recommended that the Municipal Funds be used as a vehicle for Keogh, IRA or other qualified Retirement Plans. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Class A shares of each Fund are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of each Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. The Government Money Fund and the Money Fund reserve the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to such Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, the Government Direct Deposit Privilege or the Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

          Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund in written or telegraphic form. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Determination of Net Asset Value."

Government Money Fund, Money Fund and Treasury Money Fund--Each of these Funds determines its net asset value per share twice each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 5:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

          If your order in proper form is placed, and payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent on a business day, the order will become effective at the price determined at 5:00 p.m. and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

          Qualified institutions may telephone orders for purchase of Fund shares of each of these Funds. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 5:00 p.m., Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if such order is placed with the Distributor or its designee in New York prior to 3:00 p.m., Eastern time, for the Treasury Money Fund, prior to 5:00 p.m., Eastern time, for the Government Money Fund or Money Fund, and Federal Funds are received by 6:00 p.m., Eastern time, on that day. A telephone order placed between 3:00 p.m. and 5:00 p.m., Eastern time, for the Treasury Money Fund, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. A telephone order placed with the Distributor or its designee in New York after 5:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

California Municipal Fund, National Municipal Fund and New York Municipal Fund--Each of these Funds determines its net asset value per share three times each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 12:00 Noon, Eastern time, as of 2:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

          If your order in proper form is placed prior to 12:00 noon and payments are received in or converted into Federal Funds by 4:00 p.m., Eastern time, on a business day, the order will become effective at the price determined at 12:00 noon and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 4:00 p.m., Eastern time, you will begin to accrue dividends on the following business day.

          Qualified institutions may telephone orders for purchase of Fund shares of each of these Funds. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 Noon, or 2:00 p.m., Eastern time, depending on when the order is accepted on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed with the Distributor or its designee prior to 2:00 p.m., Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day. A telephone order placed with the Distributor or its designee in New York after 2:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

          Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

          Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or, with respect to Class A shares of the Funds, online, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchse order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

          Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SERVICE PLAN AND DISTRIBUTION PLAN

          Class A shares of each of the Government Money Fund, Money Fund and Treasury Money Fund are subject to a Service Plan and Class B shares of each Fund are subject to a Distribution Plan.

          Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each of the Government Money Fund, the Money Fund and the Treasury Money Fund has adopted separate plans with respect to Class A and Class B of such Funds and the Board of each of the Municipal Funds has adopted a plan with respect to Class B of such Funds (each, a "Plan"). Under each Plan, the respective Fund bears directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Plan. Under each Plan adopted with respect to Class A of the Government Money Fund, the Money Fund and the Treasury Money Fund (the "Service Plan"), the Fund pays the Distributor for distributing Class A shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to the Fund at an aggregate annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class A. Under each Service Plan, the Distributor may pay one or more Service Agents a fee in respect of Class A shares of the Fund owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Under each Fund's Plan adopted with respect to Class B (the "Distribution Plan"), the Fund pays the Distributor for distributing (within the meaning of the Rule) Class B shares at an annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class B. The Distributor may pay one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Each Fund's Board believes that there is a reasonable likelihood that each Plan will benefit the Fund and holders of the relevant Class of shares.

          A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the affected Class and that other material amendments of the Plan must be approved by the Board, and by the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan or in any related agreements entered into in connection with such Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. Each Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related agreements or by vote of a majority of the relevant class of shares.

          Set forth below are the total amounts paid by each of the Government Money Fund, the Money Fund and the Treasury Money Fund pursuant to its Service Plan with respect to Class A (i) to the Distributor ("Distributor Payments") as reimbursement for distributing Class A shares and Servicing and (ii) for costs of preparing, printing and distributing prospectuses and statement of additional information and of implementing and operating the Service Plan ("Printing and Implementation") for each Fund's fiscal year ended November 30, 2003:

                                                                                              Total Amount Paid
                                                                    Printing and                Pursuant to
Name of Fund                        Distributor Payments           Implementation               Service Plan
------------                        --------------------           --------------             -----------------

Government Money Fund
 - Class A                               $1,255,083                    $5,335                    $1,260,418

Money Fund
 - Class A                               $2,818,717                    $13,805                   $2,832,522

Treasury Money Fund
- Class A                                  $53,976                     $1,130                      $55,106

          Set forth below are the total amounts paid by each Fund pursuant to its Distribution Plan with respect to Class B (i) to the Distributor ("Distributor Payments") and (ii) for the costs of preparing, printing and distributing prospectus and statement of additional information and of implementing and operating the Distribution Plan ("Printing and Implementation") for each Fund's fiscal year ended November 30, 2003:

                                                                                          Total Amount paid Pursuant
                                                                     Printing and               to Distribution
          Name of Fund                Distributor Payments          Implementation                  Plan
          ------------                --------------------          --------------        --------------------------
Government Money Fund
   - Class B                               $2,157,382                   $9,339                    $2,166,721

Money Fund
  - Class B                               $11,938,445                   $59,943                   $11,998,388

California Municipal Fund
  - Class B                                 $31,486                      $266                       $31,752

National Municipal Fund
  - Class B                                $1,223,358                   $3,772                    $1,227,130

New York Municipal Fund
  - Class B                                 $80,857                      $853                       $81,710

Treasury Money Fund
  - Class B                                 $64,731                     $1,328                      $66,059

SHAREHOLDER SERVICES PLANS

          Each Fund has adopted a Shareholder Services Plan with respect to Class A pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class A for certain allocated expenses of providing certain services to the holders of Class A shares. Each Fund also has adopted a Shareholder Services Plan with respect to Class B pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class B. Under each Shareholder Services Plan, the services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. As to each Fund, under the Shareholders Services Plan for Class B, the Distributor may make payments to Service Agents in respect of their services.

          A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Shareholder Services Plan provides that material amendments to the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

          Set forth below are the total amounts payable by each Fund pursuant to its separate Shareholder Services Plans for Class A and Class B, the amounts reimbursed to the Fund by the Manager pursuant to undertakings in effect, if any, and the net amount paid by the Fund for the Fund's fiscal year ended November 30, 2003:

                                Total Amount Payable
                                Pursuant to
Name of Fund                    Shareholder Services     Amount Reimbursed
and Class                       Plan                     Pursuant to Undertaking     Net Amount Paid by Fund
------------                    ---------------------    -----------------------     -----------------------

Government Money Fund
- Class A                       $227,145                 $0                          $227,145
- Class B                       $2,696,728               $320,598                    $2,376,130

Money Fund
- Class A                       $468,713                 $0                          $468,713
- Class B                       $14,923,182              $858,685                    $14,064,497

Treasury Money Fund
- Class A                       $8,740                   $0                          $8,740
- Class B                       $80,914                  $57,427                     $23,487

California Municipal Fund
- Class A                       $112,961                 $0                          $112,961
- Class B                       $39,358                  $37,724                     $1,634

National Municipal Fund
- Class A                       $65,751                  $0                          $65,751
- Class B                       $1,835,036               $494,744                    $1,340,292

New York Municipal Fund
- Class A                       $210,960                 $0                          $210,960
- Class B                       $109,632                 $109,632                    $0

HOW TO REDEEM SHARES

           General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder®and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to you, for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

          Checkwriting Privilege. Each Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.

          Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or, with respect to Class A shares of the Funds, online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, each Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 5:00 p.m., Eastern time, on such day; otherwise the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or the Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          Dreyfus TeleTransfer Privilege. You may request by telephone or, with respect to Class A shares of the Funds, online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

          Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent or its designee by 12:00 Noon, Eastern time, with respect to the Municipal Funds, or 5:00 p.m., Eastern time, with respect to the Government Money Fund, Treasury Money Fund and Money Fund on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

SHAREHOLDER SERVICES

          Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in such client's state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

          To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.

          To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the Funds, online. The ability to issue exchange instructions by telephone is given to shareholders of each Fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for online or telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

          During times of drastic economic or market conditions, each Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired legally may be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 or, with respect to Class A shares of the Funds, visiting the Dreyfus.com website. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

          Dreyfus Payroll Savings Plan. The Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

          Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from each Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          Quarterly Distribution Plan. The Quarterly Distribution Plan permits you to receive quarterly payments from a Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding calendar quarter.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

           Corporate Pension/Profit-Sharing and Personal Retirement Plans. (Government Money Fund, Money Fund and Treasury Money Fund) Each of the Government Money Fund, Money Fund and Treasury Money Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, these Funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

          If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

           Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

          You should read the prototype retirement plans and the applicable form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

           Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board. With respect to the Municipal Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include considerations of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event a Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

           New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that each Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended November 30, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.

          Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or, for the Government Money Fund, Money Fund and Treasury Money Fund only, the Transfer Agent is open for regular business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

          With respect to the Municipal Funds, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

          With respect to the California Municipal Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

          For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax distributed by the Fund as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the California Municipal Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

           Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish certified TIN to a Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions, as such, are paid by a Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

           Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

           Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

           Regular Broker-Dealers. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended November 30, 2003, the issuer of the securities and the aggregate value per issuer, as of November 30, 2003, of such securities:

                                                                 Aggregate Value
  Fund                  Name of Regular Broker Dealer            Per Issuer
  ----                  ----------------------------             ---------------

  Money Fund            BNP Paribas Securities Corp.               $349,970,000
                        Rabobank International                     $200,000,000
                        UBS Warburg LLC                            $150,000,000

INFORMATION ABOUT THE FUNDS

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

          The Government Money Fund and Treasury Money Fund are separate series of the Government Company. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Government Company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for each Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Government Money Fund, National Municipal Fund, Money Fund and Treasury Money Fund, or two-thirds, in the case of the California Municipal Fund and New York Municipal Fund, of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The California Municipal Fund and New York Municipal Fund are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust (the "Trust Agreement") for each of these Funds disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholder for liabilities of the Fund.

          Each Fund sends annual and semi-annual financial statements to all its shareholders.

          Set forth below, as to each share Class of each Fund, as applicable, are those shareholders known by the Fund to own of record 5% or more of a Class of shares of the Fund outstanding as of March 4, 2004:

Government Money Fund

Class A:	Boston Safe Deposit & Trust Co., TTEE, As Agent-Omnibus Account, Dreyfus Retirement Services, 135 Santilli Highway, Everett, MA 02149-1906 - owned of record – 6.55%.

Class B:	Robert W. Baird & Co. Inc., Omnibus Account for the Exclusive Benefit of Customers, P.O. Box 672, Milwaukee, WI 53201-0672 - owned of record 23.14%;

Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record 20.33%;

Bear Stearns Securities Corp., 1 Metrotech CTR N. Brooklyn, NY 11201-3870 - owned of record 17.47%;

Morgan Keegan & Co. Inc., 50 Front Street, Floor 4, Memphis, TN 38103-1175 - owned of record 15.07%;

Pershing, One Pershing Plaza, Harborside III, 6th Floor, Jersey City, NJ 07399-0002 – owned of record 14.14%;

SWS Securities Inc., 1201 Elm Street, Dallas, TX 75270-2102 - owned of record 6.80%.

Treasury Money Fund

Class A:	Anthony Edwards & Jeanine Lobell, Comerica Securities, 15260 Venture Boulevard, Suite 1040, Sherman Oaks, CA 91403-5345 - owned of record 26.23%;

Majel B. Roddenberry Trustee, Comerica Securities, 15260 Ventura Boulevard, Suite 1040, Sherman Oaks, CA 91403-5345 – owned of record 9.16%;

Comerica Securities, c/o Kessler, Schneider & Co., 15260 Ventura Boulevard, Suite 1040, Sherman Oaks, CA 91403-5345 - 8.47%;

Rancho Solano Master Associates, 1652 W. Texas Street, Suite 275, Fairfield, CA 94533-5952 - owned of record 6.02%;

Alyson Hannigan Trustee, c/o Kessler Schneider & Co., 15260 Ventura Boulevard, Suite 1040, Sherman Oaks, CA 91403-5345 - owned of record 5.90%.

Class B:	Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53201-0672 - owned of record 50.20%;

Pershing, Richard Martini/MM Clearing, One Pershing Plaza, Harborside, Ill, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 42.76%;

Stifel Nicolaus & Co. Inc., 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record 7.00%

Money Fund

Class A:	Morgan Keegan & Co. Inc., 50 Front Street, Floor 4, Memphis, TN, 38103-1175 - owned of record 19.59%;

Wells Fargo Bank of Minnesota, N.A., NPF Coordinator, Wells Fargo Center, P.O. Box 9131, Minneapolis, MN 55485-0001 - owned of record 5.40%.

Class B:	Robert W. Baird & Co. Inc., Milwaukee, WI 53201-0672 - owned of record 32.60%;

Stifel Nicolaus & Co. Inc., One Financial Plaza, 501 N. Broadway, St. Louis, MO 63102-2131 - owned of record 17.12%;

Pershing, One Pershing, Richard Martini/Money Market Clearing, One Pershing Plaza, Harborside, Ill, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 13.96%;

SWS Securities, Inc., Attn.: Money Market, 1201 Elm Street, Dallas, TX 75270-2102 - owned of record 10.89%;

Morgan Keegan & Co. Inc., 50 Front Street, Floor 4, Memphis, TN 38103-1175- owned of record - 9.14%;

Bear, Stearns & Co. (Inst.)., 383 Madison Avenue, 23rd Floor, New York, NY 10167 - owned of record 8.52%.

California Municipal Fund

Class A:	Robert W. Baird & Co., Omnibus Account for the Exclusive Benefit of its Customers, P.O. Box 672, Milwaukee, WI 53201-0672 - owned of record 7.34%;

Banc of America Securities LLC, Money Market Funds Omnibus, 200 N. College Street, Floor 3, Charlotte, NC 28255-0001 - owned of record 7.34%;

Bear, Stearns & Co. Inc. (Inst.) c/o Robert Schwartz, 383 Madison Avenue, 23rd Floor, New York, NY 10167 - owned of record 5.59%.

Class B:	Pershing, Richard Martini/Money Market Clearing, One Pershing Plaza, Harborside III, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 66.49%;

Stifel Nicolas & Co. Inc. for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record 16.14%;

Bear, Stearns & Co. Inc. (Inst.) c/o Robert Schwartz, 383 Madison Avenue, 23rd Floor, New York, NY 10167 - owned of record 8.96%.

National Municipal Fund

Class A:	Pershing, Cash Management Services, One Pershing Plaza, Harborside III, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 11.27%;

Class B:	Robert W. Baird & Co. Inc., Omnibus Account for the Exclusive Benefit of its Customers, Milwaukee, WI 53201-0672 - owned of record 36.89%;

Morgan Keegan & Co. Inc., 50 Front Street, Floor 4, Memphis, TN 38103-1175 - owned of record 21.68%;

Pershing, Richard Martini/Money Market Clearing, One Pershing Plaza, Harborside III, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 14.47%;

Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record 13.75%;

SWS Securities, Inc., Attn.: Money Market, 1201 Elm Street, Dallas, TX 75270-2102 - owned of record - 8.56%.

New York Municipal Fund

Class B:	Robert W. Baird & Co., Omnibus Account for the Exclusive Benefit of its Customers, Milwaukee, WI 53201-0672 - owned of record 41.82%;

Pershing, Richard Martini/Money Market Clearing, One Pershing Plaza, Harborside III, 6th Floor, Jersey City, NJ 07399-0002 - owned of record 23.56%;

Mellon Investor Services, FBO Siemens #6, 85 Challenger Dr., Ridgefield Park, NJ 07660-2104 – owned of record 18.53%.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

           Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of each Fund.

APPENDIX A
(MONEY FUND ONLY)

           Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Thomson BankWatch, Inc. ("BankWatch"):

Commercial Paper and Short-Term Ratings

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

           Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA. The rating AA may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

           Bonds rated Aaa by Moody's are judged to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

           Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

           Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support from central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

APPENDIX B
(MUNICIPAL FUNDS)

                      Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

           Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Municipal Note Ratings

SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

          The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

Aaa

           Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

           Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

A

           Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Commercial Paper Ratings

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Municipal Note Ratings

           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, you should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

           Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operating performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

           Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

           Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

           Bonds rated A are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

           Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           Although the credit analysis is similar to Fitch's bond ratings analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

           Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

           Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

APPENDIX C

RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

           Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since stabilized; with only 2,400 lost jobs between January 2002 and December 2003 compared with 290,000 lost jobs between March 2001 and January 2002. The State unemployment rate was 6.4% in December, down from 6.9% a year earlier. Similarly, the national unemployment rate in December 2003 was 5.7%, down from 6.0% a year earlier.

          Both the California economy and the national economy have been sluggish in the last year. From December 2002 to December 2003, nonfarm payroll employment fell by 0.2% in the State and 0.1% in the nation. While California labor markets did not show signs of improvement in 2003, broader economic measures did. Total personal income increased for the sixth consecutive quarter in the second quarter of 2003. In addition, personal state income tax withholdings were up 5.9% in 2003 from a year earlier. State sales tax revenues also increased over that period.

           Population and Labor Force. The State's July 1, 2003 population of over 35 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

           The following table shows California's population data for 1994 through 2003.

                                  Population 1994-03*
                                                                             California
        California    % Increase Over   United States   % Increase Over  as % of United
Year    Population    Preceding Year      Population    Preceding Year      States *
----    ----------    --------------    ------------    -------------    --------------

1994    31,523,080          0.7%         263,125,821           1.2%           12.0
1995    31,711,094          0.6          266,278,393           1.2            11.9
1996    31,962,050          0.8          269,394,284           1.2            11.9
1997    32,451,746          1.5          272,646,925           1.2            11.9
1998    32,861,779          1.3          275,854,104           1.2            11.9
1999    33,417,247          1.7          279,040,168           1.2            12.0
2000    34,040,489          1.9          282,177,754           1.1            12.1
2001    34,726,513          2.0          285,093,813           1.0            12.2
2002    35,336,138          1.8          287,973,924           1.0            12.3
2003    35,933,943          1.7          290,809,777           1.0            12.4

*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

          The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 through 2003.

                                   Labor Force 1993-03

                      Labor Force Trends               Unemployment Rate (%)
                      -----------------                ---------------------
                        (in Thousands)
  Year        Labor Force        Employment       California      United States
  ---         ----------         ---------        ---------       -------------

  1993          15,360             13,918             9.4%              6.9%
  1994          15,450             14,122            8.6                6.1
  1995          15,412             14,203            7.8                5.6
  1996          15,520             14,400            7.2                5.4
  1997          15,960             14,954            6.3                4.9
  1998          16,336             15,367            5.9                4.5
  1999          16,596             15,732            5.2                4.2
  2000          16,884             16,049            4.9                4.0
  2001          17,183             16,260            5.4                4.8
  2002          17,405             16,242            6.7                5.8
 2003*          17,629             16,455            6.7                6.0

* Preliminary

SOURCE:  State of California, Employment Development Department.

          The 2004-05 Proposed Budget projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6% through the period. Personal income is projected to grow 5.6% in 2004 and 5.9% in 2005, which is slower than has been observed in past recoveries. While low interest rates and Federal fiscal stimulus are expected to boost the State economy in 2004, expenditure reductions will have the opposite effect.

Recent Developments

           Election of New Governor. At a special election held on October 7, 2003, Governor Davis, was recalled and replaced by Arnold Schwarzenegger. Since taking office on November 17, 2003, Governor Schwarzenegger rescinded the suspension of vehicle license fee ("VLF") offsets, proposed a bond measure that would authorize the issuance of up to $15 billion in economic recovery bonds ("ERBs") (to be issued in lieu of previously authorized fiscal revenue bonds ("FRBs") to finance the negative General Fund reserve balance as of June 30, 2004 ("Proposition 57"), and proposed a State Constitutional amendment that would require the State to adopt and maintain a balanced budget, established a reserve, and restrict future long-term deficit related borrowing ("Proposition 58"). The bond measure and the Constitutional amendment must both be adopted for either to be effective. Another initiative would reduce, from 2/3 to 55%, the number of votes required to pass the budget bill and other bills relating to the budget, including tax increase measures ("Proposition 56"). Propositions 56, 57 and 58 were slated to appear on the March 2, 2004 statewide primary election ballot.

           State Economy and Finances. In recent years, the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as taxes on capital gains realizations and stock option income. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in Fiscal Year 2000-01 to $8.6 billion in Fiscal Year 2001-02, and to $5.2 billion in Fiscal Year 2002-03, a total 70% decline. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State's economy continued to grow slowly through the end of 2003, but is projected to grow moderately in 2004. The 2004-05 Proposed Budget, released on January 9, 2004, reported that in the absence of structural corrective actions to change existing policies, operating deficits, estimated at $14 billion in 2004-05, would continue to be incurred.

          In December 2003, the Governor proposed reductions totaling $3.9 billion ($2.3 billion in Fiscal Year 2003-04 and $1.6 billion in Fiscal Year 2004-05), which have not yet been adopted but are presently being considered by the Legislature. These reductions included cutbacks to Medi-Cal payments and the cancellation of a highway and transit improvement program adopted in calendar year 2000.

State Indebtedness

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

           Capital Facilities Financing.

           General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of January 1, 2004, the State had outstanding approximately $31.75 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $22.2 billion of long-term general obligation bonds, including up to approximately $12.4 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $9.8 billion of other authorized but unissued general obligation bonds.

           General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.4% of the State's total outstanding general obligation bonds as of January 1, 2004. In addition to the $15 billion of ERBs, the Legislature had approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March and November 2004.

           Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement supporting the general obligation commercial paper program, not more than $1.46 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of February 20, 2004, there were no commercial paper notes outstanding.

           Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6.9 billion General Fund-supported lease-purchase obligations outstanding as of January 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4.3 billion authorized and unissued as of January 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

           Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had approximately $43.8 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2003.

           Pension Obligation Bonds. Pursuant to the California Pension Obligation Financing Act (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make Fiscal Year 2003-2004 contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on these bonds in Fiscal Year 2003-04 and principal and interest payments in Fiscal Years 2004-2005 through 2008-09. This proposal is the subject of a validation action brought by the Pension Obligation Bond Committee, which seeks to obtain the court's determination that the proposed bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State's CalPERS obligation. On October 2, 2003 the trial court issued a judgment denying the State's request that the bonds be validated. The State is appealing this decision, but it is likely that the courts will not resolve this litigation in time to issue pension obligation bonds in Fiscal Year 2003-04. The State anticipates that the validation action will be resolved in time to permit the issuance of pension obligation bonds by April 2005. Assuming a favorable court decision and authorization of the issuance by the Legislature, the State anticipates issuing $929 million of pension obligation bonds to cover its April and June 2005 retirement payment obligations. The State also estimates that $19.5 million of pension obligation bonds will be issued in Fiscal Year 2005-06.

           Economic Recovery Bonds/Fiscal Recovery Bonds. The cash flow projections included in the 2004-05 Proposed Budget assume that $12.3 billion of net proceeds from ERBs will be deposited in the General Fund by June 2004. Repayment of the ERBs will be secured by a pledge of revenues from a ¼¢ increase in the State's sales and use tax starting July 1, 2004. 50%, or up to $5 billion of deposits in the reserve fund that would be created by Proposition 58, may be used to pay the ERBs. In addition, as a voter-approved general obligation bonds, the ERBs will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

          In the event the voters fail to approve both Propositions, the State is authorized to issue approximately $8.6 billion of FRBs. FRB proceeds would be deposited in the General Fund to eliminate accumulated budget deficit. However, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary ½¢ sales tax that begins July 1, 2004. This tax will not go in effect if Propositions 57 and 58 are approved, and would be replaced by the temporary ¼¢ tax described above. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

           Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

           2003 RAWs. On June 18, 2003, the State issued $10.97 billion of 2003 RAWs, which will mature on June 16, 2004 (the "2003 RAWs"). Cash flow projections indicate that there is sufficient available monies in the General Fund to repay the 2003 RAWs at maturity. This projection assumed, among other things, the State's receipt during Fiscal Year 2003-04 of approximately $12.3 billion of ERB proceeds from Propositions 57 and 58. If both Propositions are not passed by the voters and the FRB litigation is resolved, the State may issue $8.6 billion in FRBs to provide sufficient General Fund proceeds. On the maturity date of the 2003 RAWs, payment of principal of and interest on the 2003 RAWs is subject to the prior application of monies in the General Fund to pay priority payments.

          If it appears to the State that there will be insufficient available money in the General Fund to pay the 2003 RAWs at maturity, the State has agreed to use its best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 RAWs in full. While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

          If the State were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven forward warrant purchase agreements which the State has entered into with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), which will enable the State to borrow up to $11.2 billion (to cover principal and accrued interest) to obtain additional cash resources to pay the principal of and interest on the 2003 RAWs on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 RAWs and contain certain conditions that must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004 include the condition that no event of default under the Forward Purchase Agreements shall have occurred. If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate, in rank of the use of available cash resources on any day, to payment of other priority payments including debt service on general obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility.

           2004 RANs. The State issued $3 billion of RANs on October 28, 2003, which will mature on June 23, 2004 (the "2004 RANs"). Repayment of principal and interest on $1.835 billion of the 2004 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2004 RANs ("Unenhanced 2004 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

          As a condition to issuance of the 2004 RANs, the State estimated that there would be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2004 RANs when due. These projections assumed, among other things, receipt by the State of $12.256 billion of ERB proceeds from the passage of Propositions 57 and 58. As with the 2003 RAWs, if the bond measure is not passed by the voters and assuming the State is successful in litigation, the State may issue FRBs to provide net proceeds to the General Fund of $8.6 billion. If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2004 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund.

          If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable.

           Ratings. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

           In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's. On February 3, 2004, Moody's, which has its rating of the State's general obligation bonds on "negative outlook," issued a press release stating that the outcome of the elections for Propositions 57 and 58 at the March 2, 2004, statewide primary will have "immediate implications" for the State's general obligation bond rating. Fitch has also placed the State's general obligation bond rating on rating watch - negative.

State Funds and Expenditures

           The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

          The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although an initiative measure was slated to be on the ballot in March 2004 to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

           Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

           The General Fund. The monies of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

           The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

          For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

           Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of January 31, 2004. $1.9 billion of outstanding loans from the SFEU were used to pay expenditures of the General Fund.

           Investment of Funds. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of December 31, 2003, the PMIA held approximately $31.3 billion of State monies and $22.3 billion of monies invested for about 2,799 local governmental entities.

           Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute. Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in Fiscal Year 2000-01 to $2.2 billion in Fiscal Year 2003-04.

           According to CalSTRS, its investment portfolio market value as of July 31, 2003 was $100.89 billion compared to $92.6 billion as of July 31, 2002. CalPERS reported that its investment portfolio market value as of July 31, 2003 was $145 billion, compared to $135.5 billion as of July 31, 2002. The excess of actuarial value of assets over actuarial accrued liabilities of CalPERS, CalSTRS and UCRS as of June 30, 2002 (June 30, 2001 for CalSTRS) was $6.7 billion, $(2.2) billion and $11.5 billion, respectively. Declines in investment portfolio value adversely affect the actuarial calculations.

           Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must have passed, and the President must have signed, legislation reauthorizing the program. Due to the increased work participation rate of the proposed Federal legislation, the State would have to have made substantial investment in childcare and employment services. It is unknown how the State's TANF funding will be affected by reauthorization.

          The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 479,000 cases in 2003-04 and 481,000 in 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

          In 2003-04 and 2004-05, California will continue to meet, but not exceed, the Federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the Fiscal Year 2004-05 budget proposes to eliminate TANF funding for county juvenile probation services, adjust state funding for tribal TANF programs to meet the actual caseloads being served, eliminate the 2004-05 CalWORKs cost-of-living adjustment, and reduce the basic CalWORKs grant. The 2004-05 Proposed Budget includes an augmentation of $191.9 million in 2003-04 and 2004-05 for employment services to enable recipients to leave aid and become self-sufficient and includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, and $6.4 billion for 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004-05 Proposed Budget also includes a TANF reserve of $210.1 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

           Local Governments. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

          The 2004-05 Proposed Budget would increase transfers to school districts to $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special districts. In 2003-04, funding is also provided for various programs, including $100 million for the Citizens' Option for Public Safety program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, $38.2 million for reimbursement of jail booking fees, $39 million for open space subvention reimbursements to cities and counties, and $ million in grants to county assessors to increase and enhance property tax assessment activities.

           Vehicle License Fee. A program to offset a portion of the VLFs paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLFs paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5%. This level of offset is expected to provide tax relief of $3.95 billion in Fiscal Year 2003-04 and $4.06 billion in Fiscal Year 2004-05. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments have resumed.

           Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion in State resources and $475 million in resource form the counties in Fiscal Year 2003-04, and $1.7 billion in State resources and $475 million in resources from the counties in Fiscal Year 2004-05.

           Repayment of Energy Loans. The Department of Water Resources (the "DWR") borrowed $6.1 billion from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

          The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the major investor owned electric utilities ("IOUs") resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

           State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

          The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

           State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act. As of the release of the 2004-05 Budget Act, the State projected the Appropriations Limit to be $13.449 billion and $12.809 billion in Fiscal Years 2003-04 and 2004-05, respectively.

           Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, as such redirection directly affects the share of General Fund revenues to schools.

           Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K – 14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K – 14 schools. The State's emphasis on improving education resources has resulted in the increase of K-12 spending per pupil of 5.3% and 5.4% above the 2002-03 level in 2003-04 and 2004-05, respectively. The 2004-05 Proposed Budget also reflects the deferral of Proposition 98 expenditures of $1.9 billion from 2002-03 to 2003-04 and $1.3 billion from 2003-04 to 2004-05.

          The 2004-05 Proposed Budget would reset the level of Proposition 98 appropriations at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05, would add $2 billion to the existing maintenance factor and would provide ongoing General Fund savings over the next six to ten fiscal years until the maintenance factor was fully repaid. Appropriations for Fiscal Years 2002-03 and 2003-04 are currently estimated to be $517.8 million and $448.4 million, respectively, below the amounts required by Proposition 98 because of increase in State tax revenues above original estimates. The State proposes to repay these obligations and $250.8 million owed from Fiscal Years 1995-96 and 1996-97, over multiple years, beginning in Fiscal Year 2006-07.

           Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted which restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.

          An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using May 2003 data, Fiscal Year 2000-01 is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in Fiscal Year 2004-05. The 2003 Budget Act includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

           As discussed above, Propositions 56, 57 and 58, which were all slated to be on the March 4, 2004 ballot, also would impact the State's annual budgetary process by changing minimum voting requirements, issuing revenue bonds and modifying tax rates and requiring the adoption and maintenance of a State balanced budget.

           Tobacco Litigation. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion over 25 years. Under the MSA half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045.

          The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. During Fiscal Year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the health care fund.

           State statutory law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

Sources of State Revenue

           Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers pay 39.5% of the total personal income tax.

           Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the market's decline. The 2004-05 Budget Act estimates moderate growth in capital gains and stock option receipts beginning in 2003-04.

          A 2004-05 Proposed Budget item seeks to identify additional taxpayers that do not file State tax returns but owe State personal income tax. This proposal is estimated to increase revenues by $12 million in Fiscal Year 2004-05 and $43 million in Fiscal Year 2005-06.

           Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

          The breakdown of the base state and local sales tax rate of 7.25% in effect until July 1, 2004 is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.25% is a local tax, of which 0.25% is dedicated to county transportation purposes and 1% is for city and county general-purpose use.

          If Propositions 57 and 58 are not approved and enacted and the ERBs are not issued, the breakdown of the base State and local sales tax rate of 7.25% will be as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 0.75% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.5% for the city and county general-purpose use; and 0.5% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the FRBs.

          If Propositions 57 and 58 are approved by the voters and the ERBs are issued, the breakdown of the base State and local sales tax rate of 7.25% will be as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the State's FRBs.

           Corporation Tax. Corporation tax revenues are derived from the following taxes:

           1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

           2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

           3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

           4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

           5. Sub-Chapter S corporations are taxed at 1.5% of profits.

           Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years. State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

           Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

           Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

          The California estate tax is based on the State death tax credit allowed against the Federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. The provisions of this Federal act sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

           Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco product; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees, which accounted for about 46% of all special fund revenues and transfers in 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2002-03, $7.1 billion was derived from this source, with approximately $5.1 billion being returned to local governments.

           Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes.

          The 2003 Budget Act proposes a tobacco products licensing requirement, which is intended to reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in Fiscal Year 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million in General Fund revenues) in additional tobacco revenues during the implementation phase in Fiscal Year 2003-04 and $70 million in Fiscal Year 2004-05.

State Economy and Finances

           Following a severe recession beginning in the early 1990's, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00 the General Fund tax revenues (a total of more than $16 billion over these 5 years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditures.

           Financial Results—Fiscal Years 2001-02 and 2002-03. The final estimate of Fiscal Year 2001-02 revenues and expenditures, included in the 2003-04 Budget, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from Fiscal Year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the issuance of certain power revenue bonds past June 30, 2002 resulted in a substantial budgetary deficit and cash flow difficulties. The State estimated that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

           2001 Budget Act. Within a few months of the start of Fiscal Year 2001-02, the State recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. An immediate spending freeze for many State agencies was imposed in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for Fiscal Year 2001-02 in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.

          The 2001 Budget Act altered the six-year transportation-funding plan started in Fiscal Year 2000-01. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during Fiscal Years 2003-04 to 2007-08. As a result, $2.5 billion of these sales tax revenues remained in the General Fund over Fiscal Years 2001-02 and 2002-03. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a Constitutional amendment that would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

           2002 Budget Act. The 2002-03 Budget, released on January 10, 2002, projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline that began in mid-2000. Personal income tax receipts, which include stock option and taxes on capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, there was a projected combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Budget projected further deterioration in revenues and additional costs of $1.6 billion, increasing the two-year budget gap to $23.6 billion.

          The 2002 Budget Act, signed by the Governor on September 5, 2002, addressed the budget gap through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that its revenue projections were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

          In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to CalPERS. However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

           Current State Budget — Fiscal Year 2003-04. The 2003-04 proposed budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 proposed budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively, and projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

          On May 14, 2003, the Governor released the May revision to the proposed budget. The May revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, the May Revision estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

           2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May revision to the proposed budget, including the issuance of FRBs to address the budget deficit. Governor Schwarzenegger subsequently proposed and the Legislature approved, placing Propositions 57 and 58 on the March 2004 ballot, which would authorize the issuance of up to $15 billion of ERBs to replace the FRBs.

           Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the Legislative Analysts Office's (the "LAO")), reflecting a correspondingly moderate growth in the State's economy.

           General Fund expenditures were estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments; (2) additional Federal funds of approximately $1.8 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.9 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million. The Governor, however, has since issued an executive order to rescind VLF increases and proposed legislation to resume backfill payments.

          In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

          The 2003 Budget Act projected the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit through June 30, 2003, through the issuance of the FRBs.

           Fiscal Year 2004-05 Proposed Budget. The Governor released the 2004-05 proposed budget ("the 2004-05 Proposed Budget") on January 9, 2004, which reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for Fiscal Year 2004-05, would continue to be increased. The Governor proposed various corrective actions summarized below. In December 2003, the Governor proposed mid-fiscal year reductions totaling $3.9 billion, which are presently being considered by Legislature. The 2004-05 Proposed Budget assumes voter approval of Propositions 57 and 58.

          The 2004-05 Proposed Budget projects that the State will end Fiscal Year 2003-04 with a reserve of $290 million, down approximately $1.9 billion from estimates made at the time of the 2003 Budget Act. Under the 2004-05 Proposed Budget, General Fund revenues for Fiscal Year 2003-04 are projected at $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates. Under the 2004-05 Proposed Budget, General Fund expenditures for Fiscal Year 2003-04 were projected at $78 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates.

           The 2004-05 Proposed Budget contains the following major components:

•	resetting Proposition 98 funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-2005;

•	fee increases of 10% for undergraduate and 40% for graduate students at the State universities, of which 20% will be set aside for financial aid;

•	major reform of the Medi-Cal program, and increased work incentives under the CalWORKs program;

•	full reimbursement to local governments for the VLF offsets program;

•	increasing State employees' retirement contributions by 1%, repeal retirement benefit enhancements implemented in 1999 for new State employees, and issuing pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06; and

•	offsetting expenditures with approximately $3 billion of ERBs proceeds.

          The 2004-05 Proposed Budget projected to end Fiscal Year 2004-05 with a $635 million reserve. General Fund revenues for Fiscal Year 2004-05 were projected at $76.4 billion, a decrease of $1.2 billion compared with revised estimates for Fiscal Year 2003-04.

           General Fund expenditures for Fiscal Year 2004-05 were projected at $76.1 billion, a decrease of $2 billion compared with revised estimates for Fiscal Year 2003-04. This reflects a total of $13.3 billon of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with Constitutional and State law, Federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

          In its November 2003 Report, the LAO concluded that the State faces a major mismatch between revenues and expenditures, which will ultimately need to be addressed through spending reductions and/or revenue enhancements if the State is to regain fiscal balance. In its February 18, 2004 analysis of the 2004-05 Proposed Budget the LAO stated that the budget was a solid starting point for budgetary negotiations. However, the LAO cautioned that some of the solutions (including savings realized from the issuance of pension obligation bonds, Medi-Cal rate reduction and the renegotiation of tribal gaming compacts) in the Governor's proposal may not be realized and could increase the budget shortfall for 2004-05 to about $4 billion. The LAO added that a $7 billion ongoing gap between revenues and expenditures would occur in 2005-06 and continue in subsequent years, absent further corrective action. The LAO concluded that additional savings proposals or revenue increases would be necessary to resolve the State's budget shortfall.

Litigation

          The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

           Challenge to Discontinuation of VLF Offset and Related Payments to Local Governments. In June 2003, the Governor determined that there were insufficient monies available to be transferred from the General Fund to fund VLF offset payments the State was making to local governments (as described above), and such offsets were discontinued. Correspondingly, the amount of VLFs paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, the Governor issued an executive order rescinding the previous Governor's action and directing the Department of Motor Vehicles (the "DMV") to reinstate the General Fund offset to the VLF. By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local government in the amount of the offsets. These various actions have given rise to the following litigation:

          On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed Howard Jarvis Taxpayers Association, et al. v. California Department of Motor Vehicles, in which plaintiffs seek declaratory relief to find the discontinuation of the offset invalid. The State has demurred to plaintiffs second amended complaint, which will, once finalized, permit the DMV to obtain a judgment dismissing this action. That judgment will be subject to appeal, and is not yet known whether the plaintiffs intend to appeal.

          On January 21, 2004, an original proceeding, University of California Students Association, et al., v. Governor Arnold Schwarzenegger, et al., was instituted in the California Supreme Court. The petition for writ of mandate claims there were insufficient moneys in the General Fund available to reinstate the VLF offsets, and that the State cannot reduce appropriations to various programs in order to make offset-related transfers to local governments. Petitioners ask the Supreme Court to issue a writ commanding various State officers that they may not enforce the executive order issued by the Governor, and ordering them to refrain from implementing any appropriation reductions made for the purpose of funding offset-related transfers to local governments. On February 18, 2004, the Supreme Court denied the petition without prejudice to the commencement of any appropriate proceeding in the superior court. The petitioners have not filed any subsequent action.

          On January 30, 2004, Robert Brooks and David Gautreaux v. Governor Arnold Schwarzenegger was filed in the Los Angeles County Superior Court. Plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the State Constitution, and ask the court to enjoin the Director of Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature.

           Bond-Related Matters. The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's Fiscal Year 2003-04 CalPERS obligation. The Committee is attempting to seek court validation of the bonds. In May of 2003, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc. On September 23, 2003, an oral decision was issued in the matter denying the Committee's request for validation of the bonds. That matter is currently on appeal.

           Fullerton Association of Concerned Taxpayers v. The California Fiscal Recovery Financing Authority, et al. On September 24, 2003, a legal advocacy institution filed a complaint challenging the constitutionality of the 2003 Budget Act's series of proposed bond issuances. The complaint alleges that the statutory provisions that authorize the issuance of bonds are unconstitutional and seeks an injunction against the implementation of the statute. This matter has not been served on any State officers. As a result of this action, the Fiscal Recovery Finance Authority filed a validation action in the same court. The court authorized the publication of notice, and Fullerton Association of Concerned Taxpayers was the only party to answer the complaint. This matter has not yet been set for trial.

           Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, Chapter 6, First Extraordinary Session, Statutes 2003, Senate Bill No. 20 ("Chapter 6X") became effective. Chapter 6X reduces a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the appropriation to the SBMA is to be adjusted based on actuarial determinations of CalSTRS' ability to make purchasing power protection payments to retired members through 2036. In July 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Steve Peace, Director of California Department of Finance, et al.) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of Chapter 6X. That petition was denied. CalSTRS then filed a substantively similar petition in a State court of appeals, which was denied on August 15, 2003. Trial is currently scheduled to begin on May 21, 2004.

           Actions Seeking Flood-Related Damages. In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004.

           Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. The appellate court reversed the trial court judgment, remanded the case to the trial court with direction to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. The State has petitioned the Supreme Court for review, and the Supreme Court has extended its time to grant or deny review to April 1, 2004.

           Tax Refund Cases. Four pending cases (General Motors Corp. v. Franchise Tax Board; Farmer Brothers Company v. Franchise Tax Board; Microsoft Corporation v. Franchise Tax Board and Montgomery Ward LLC v. Franchise Tax Board) allege that the corporate tax deduction for dividends received that is based on the amount of the dividend-paying corporation's income subject to California franchise taxes violates the commerce clause of the United States Constitution. Montgomery Ward is pending in trial court. In Microsoft, the Franchise Tax Board ("FTB") is appealing an adverse decision in favor of the plaintiffs. In two of these cases, General Motors and Farmer Brothers, the trial courts determined there is a violation of the commerce clause. Both of the decisions have been appealed, and an appellate court has upheld the Farmer Brothers decision. On August 27, 2003, the California Supreme Court denied the FTB's petition for review in that case. The FTB has filed its petition for writ of certiorari in the United States Supreme Court. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million.

          Six pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution, the FTB's treatment of receipts from investment of cash in short-term financial instruments and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligations. These cases include The Limited Stores, Inc. and Affiliates v. Franchise Tax Board; Toys "R" Us, Inc. v. Franchise Tax Board; Microsoft Corporation v. Franchise Tax Board; General Motors Corporation v. Franchise Tax Board; Colgate-Palmolive v. Franchise Tax Board; and Montgomery Ward LLC v. Franchise Tax Board (as described above). Colgate-Palmolive is pending before the trial court. The trial courts in General Motors and The Limited Stores ruled in favor of the FTB on this issue, and the plaintiffs have appealed that decision in that case. The trial court in Toys "R" Us, Inc. has reached a favorable decision in the trial court and is now being appealed. The decision in Microsoft is discussed above, as well as the pending trial in Montgomery Ward. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million.

          In Eisenhower Medical Center, et al. v. State Bd of Equalization, 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" and exempt from sales and use taxes. The State Board of Equalization (the "SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of internal feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

          In County of Orange v. Orange County Assessment Appeals Board #3, Bezaire, et. al., Real Parties in Interest, Orange County has appealed a trial court judgment that the assessor's office received property taxes from two taxpayers in excess of the Constitutional amounts collectable under Proposition 13. The legal claim in this class action lawsuit focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. In December 2001, the trial court ruled in favor of the plaintiffs and appellate hearings were conducted on January 7, 2004. The effect of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

           Energy Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

          In Pacific Gas and Electric Company v. The State of California, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (the "Restructure") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at regulated prices and to sell the facilities themselves, and that by amending the Restructure in 2001 the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks damages in an amount to be proven, but in a previous administrative procedure sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit. The plaintiffs have appealed in this matter.

           Escheated Property Claims. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: Fong v. Connell, Harris v. Connell, Lusby-Taylor v. Connell, Orfield v. Connell and Suever v. Connell. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in Fong have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, and Lusby-Taylor and at both the trial court and appellate court in Harris. The Suever case has been dismissed by a U.S. district court. Orfield is being litigated in the trial court.

           Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

           Actions Seeking Program Modification. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

          In Williams, et al., v. State of California, et al., a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. Trial is set for November 29, 2004.

          In Natural Resources Defense Council et al. v. California Department of Transportation et al., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

          The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

          In Charles Davis v. California Health and Human Services Agency, et al. the plaintiffs brought a class action under a number of Federal acts, including the Americans with Disabilities Act (the "ADA"), seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco skilled nursing facility (Laguna Honda Hospital) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

          In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on the plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a sufficient working plan for the de-institutionalization of persons with developmental disabilities. Subsequently, the court dismissed the action, finding that plaintiffs did not have a private right to bring the case under the Medicaid Act. It is not yet known whether the plaintiffs will appeal.

          In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

           Medically Indigent Adult Mandate Claims. In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego (the "County"), that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of the State Constitution. The Court remanded the matter to a State commission to decide whether and by what amount the County had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County appealed from an adverse Commission decision. On September 24, 2003, the Court of Appeals ruled in favor of the County on certain of its claims and determined that the State owed the County $3.4 million. The Supreme Court has denied the parties' petitions seeking review of the appellate court's decision. The case was remanded to the San Diego County Superior for further proceedings, and on January 28, 2004, that court issued a judgment directing the State to pay San Diego County $3.4 million within 180 days, including interest.

          The commission has taken the position that it would be bound to apply its earlier holding to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending that was filed by the County of San Bernardino, which is demanding over $9.2 million in unreimbursed costs for Fiscal Year 2000-01 alone. Together, these cases pose a potential negative impact on the General Fund. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. Currently the counties receive approximately $1.3 billion in VLF revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs, which include the programs that provide services to MIAs.

           Reparations Claims. Emilia Castaneda v. State of California, et al. This class action, filed on July 15, 2003, alleges illegalities associated with the repatriation of Mexican Americans during the 1930's and 1940's, and names the State, County of Los Angeles, City of Los Angeles and Los Angeles Chamber of Commerce as defendants. Plaintiff claims the class consists of approximately 400,000 American citizens and resident aliens who were wrongfully expelled from California because of their Mexican ancestry. The complaint alleges unlawful racial discrimination, civil rights, due process and equal protection violations, unjust taking of property, violation of freedom of association and violation of the right to travel. The amount of any potential impact this case may have on the General Fund is unclear because it is unclear whether any claims can be brought within the applicable statute of limitations.

           Action for Damages for Alleged Destruction of Indian Burial Sites. On January 16, 2004, John Tommy Rosas v. United States of America, et seq. was filed in the United States District Court, Central District of California. In his complaint, plaintiff, in his individual capacity and as a vice-chairman of the Gabrielino/Tongva Indians of California Tribal Counsel, alleges violation of numerous Federal and state statutes, and provisions of the Federal and state constitutions, by a variety of Federal agencies, corporations, individuals and four California State entities. The factual allegations pertain to an agreement among various defendants allegedly permitting the development of areas identified by plaintiff as sacred sites and Indian burial areas. Plaintiff seeks damages in the amount of $525 million. The State is in the process of assessing these allegations.

           Local Government Mandate Actions. On February 3, 2004, the County of San Diego filed two matters, each entitled County of San Diego v. State of California, et al. One action was filed in the San Diego County Superior Court and the other was filed in the Sacramento County Superior Court. The San Diego court action alleges that the State's practice of deferring payments to local governments for certain alleged state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, statewide, is unconstitutional. This action seeks a declaration that the State is constitutionally and statutorily obligated to promptly and fully reimburse the County, and seeks reimbursement in an amount in excess of $40 million. The Sacramento County court action makes a similar allegation as to the State's statewide appropriation for a program to provide services to handicapped and seriously emotionally disturbed students. The County seeks reimbursement in the amount of approximately $9 million for this program, and a declaration that until such time as reimbursement is received, the County is excused from providing services or incurring costs in relation to the program. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional and that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion

APPENDIX D

RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic and Demographic Trends

           U.S. Economy. Following an unusually sluggish recovery period, the U.S. economy finally appears to be on a sustainable expansionary path. Since the simultaneous collapse of equities and the high-tech sector in 2000, the national economy absorbed three additional but distinct shocks: the September 11th terrorist attacks, a string of corporate governance scandals, and the war in Iraq and its aftermath. These events created an environment of uncertainty that lengthened the period of adjustment for the business sector from the unrealistic expectations of the late 1990s. However, the climate of uncertainty appears to have subsided and business confidence appears to be improving. Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for U.S. exports in 2004, although on balance the trade deficit is projected to widen.

           Strong real gross domestic product growth of 4.7% is projected for 2004, following growth of 3.1% for 2003. Total nonagricultural employment is projected to rise 1.1% in 2004, following a decline of 0.2% in 2003. The U.S. unemployment rate is expected to decline to 5.7% in 2004, from 6.0% in 2003. Persistent slack in the economy and declining oil prices are expected to lower the inflation rate to 1.8% in 2004 from 2.3% in 2003. Personal income is expected to increase 4.7% in 2004 following an increase of 3.3% in 2003.

           State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

          The New York State economy also is slowly emerging from recession. The long recovery from the September 11th attacks and the loss of momentum in the national recovery has resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8% in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7% in 2004-05, following growth of 23.2% for Fiscal Year 2003-04. State wages are expected to grow 5.1% in 2004, the best performance in four years. Personal income also is expected to increase by 5.1% in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, State inflation is projected to fall from 2.8% in 2003 to 2.1% in 2004.

           The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

          On January 28, 2003, the City released a modification to its four-year financial plan, which projected significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49% property tax increase, which was effective January 1, 2003. The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in Fiscal Year 2002-2003 and $3.4 billion in Fiscal Year 2003-2004.

          On April 15, 2003 the City released its Fiscal Year 2003-04 budget and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's 2003-04 Executive Budget, the budget gap was projected to be $3.8 billion in Fiscal Year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion, a $1.0 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services ($75 million), a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease. The City has recognized $2.7 billion in State assistance under the current budget.

          On June 30, 2003, the City submitted its four-year financial plan for Fiscal Years 2003-2007, which projected revenues and expenditures for Fiscal Years 2003 and 2004 balanced in accordance with Generally Accepted Accounting Principles ("GAAP"), and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for Fiscal Years 2005, 2006, and 2007, respectively. On January 15, 2004, the City issued a modification to the June financial plan, which reflects the preliminary budget for Fiscal Year 2005. The January financial plan projects revenues and expenditures balanced in accordance with GAAP for Fiscal Years 2004 and 2005, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in Fiscal Years 2006, 2007 and 2008, respectively. The January financial plan includes proposed discretionary transfers and prepayments in Fiscal Year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of Fiscal Years 2005 and 2006.

           Potential risks include the loss of City savings due to the legal challenge concerning the payment of certain debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA (defined below) to assume operation of private bus services funded by the City, which total $531 million in Fiscal Year 2004 and $800 million annually in Fiscal Years 2005-08, as well as assumed State and federal assistance.

           Metropolitan Transportation Authority (the "MTA"). The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA depends on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          On October 28, 2003, the MTA released a revised 2003 budget and a four-year financial plan for itself and its affiliates and subsidiaries for 2004-07, which included the fares on the transit and commuter systems and tolls on the TBTA's bridges and tunnels that were increased in May 2003. The MTA expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems that were approved by the Capital Program Review Board in the amount of $17.1 billion. Other amendments were subsequently approved raising the total of the programs to $17.9 billion.

          On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

           Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2003-04 or thereafter.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures and the loss of skilled manufacturing jobs may also adversely affect localities and necessitate State assistance.

Special Considerations

          Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's financial plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Department of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

           Risks to the U.S. Forecast. Although DOB believes that the U.S. is on a sustainable growth path, that belief is contingent upon the absence of any further shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations could result in higher oil prices than anticipated, having adverse economic repercussions. Similarly, another large corporate governance scandal could dishearten investors, weakening equity prices and business and consumer spending.

          If the Federal Reserve Board initiates a tighter monetary policy than anticipated, growth could also be more restrained than expected. Additionally, if households demonstrate a weaker response than expected to the fiscal stimulus provided by the tax cut, growth could be weaker than what is forecasted. There also is a risk of a "virtuous reform" by consumers to increase savings in order to readjust their balance sheets, which could lessen consumption and weaken corporate profits. The dollar is at some risk of a sharp adverse reaction by foreign investors, and a dollar collapse could impart a substantial inflationary impulse to the economy leading to higher interest rates and lower stock prices, both of which would constrict economic activity.

          On the other hand, an economic resurgence that moderately exceeds DOB's expectations is also possible. A more rapid increase in export growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected could induce the Federal Reserve to postpone interest rate increases, resulting in stronger consumption and investment growth than projected. Moreover, strong productivity growth could result in higher real wages, supporting faster growth in consumer spending than expected.

           Risks to the New York Forecast. In addition to the risks described above for the national forecast, there are risks specific to the State. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect the State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in financial markets is possible, resulting in higher wage growth than projected.

          The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

2003-04 Enacted Budget Financial Plan

          The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003 the Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for Fiscal Year 2003-04. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for Fiscal Year 2003-04. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature (the "2003-04 Budget").

           Subsequent 2003-04 Budget Revisions. In the 2003-04 Budget, DOB projected a potential imbalance in the General Fund of approximately $900 million prior to the anticipated receipt of certain Federal Funds, which provided $1.07 billion of fiscal relief to the State and included $645 million in one-time revenue sharing payments and $422 million from a 15-month increase in Federal matching payments for Medicaid costs. An additional $170 million in savings occurred from a delay in payments to the City associated with the Local Government Assistance Corporation ("LGAC"), for a total benefit of $1.24 billion. All other revisions since the enactment of the current budget resulted in no significant change to the budget balance. Thus, the net positive impact of the $1.24 billion eliminated the potential General Fund deficit, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the budget gap.

          DOB has revised its mid-year financial plan based on a review of actual operating results and updated economic analysis through mid-January 2004. DOB projects the State will end Fiscal Year 2003-04 with General Fund cash resources of $345 million above previously projected levels. The projected General Fund closing balance of $1.01 billion consists of $794 in the rainy day fund, $200 million in the community projects fund and $20 million in contingencies for litigation. The projected increase of $284 million reflects the addition of $200 million from spending delays and the $84 million in the rainy day fund. An additional deposit of $661 will be made to the tax refund reserve account to reflect $400 million in tobacco securitization proceeds planned for use in 2004-05 and the $261 cash surplus discussed above.

           Revenue and Spending Projections. Revised projections for General Fund revenues for Fiscal Year 2003-04 have been lowered since mid-year projections by $108 million to $42.26 billion, and State Funds revenues have likewise fallen by $253 million to $62.39 billion. Revenue projections, however, for All Government Funds have increased by $731 million to $99.05 billion for Fiscal Year 2003-04.

           Revised projections for General Fund disbursements for Fiscal Year 2003-04 have been lowered since mid-year projections by $392 million to $42.06 billion, and State Funds spending estimates have likewise fallen by $752 million to $62.11 billion. Revenue projections, however, for All Government Funds have increased by $314 million to $98.29 billion for Fiscal Year 2003-04.

           General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In Fiscal Year 2003-04, the General Fund is expected to account for approximately 41% of All Governmental Funds disbursements.

           Summary of General Fund Revenue and Spending Changes. Legislative changes are projected to increase revenues by $1.9 billion in Fiscal Year 2003-04, $1.4 billion in Fiscal Year 2004-05, and $605 million in Fiscal Year 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the 2003-04 Executive Budget forecast by $462 million in Fiscal Year 2003-04, primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net revenue change since the 2003-04 Executive Budget is therefore $1.4 billion. Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

           General Fund spending is projected to increase from the 2003-04 Executive Budget by a net $2.3 billion in Fiscal Year 2003-04, $4.5 billion in Fiscal Year 2004-05 and $4.2 billion in Fiscal Year 2005-06. This spending increase reflects net Legislative restorations and additions to the 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the 2003-04 Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required Fiscal Year 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the school aid database update ($184 million in 2004-05 and $60 million in 2005-06). In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

           General Fund Revenue Actions. Revenue actions included with the 2003-04 Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4% to 4.25% ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for sports utility vehicles; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the 2003-04 Budget includes over $2.4 billion in revenue actions including those contained in the 2003-04 Executive Budget.

           As part of the 2003-04 Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (the "MSA") and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale. The 2003-04 Budget assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in the current year and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the 2003-04 Budget. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in Fiscal Year 2003-04, reserving the $400 million for 2004-05 budget balance.

Proposed 2004-05 Executive Budget

           Summary. Consistent with DOB projections since the 2003-04 Enacted Budget, the current budget is soundly balanced while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The 2004-05 Executive Budget (the "2004-05 Budget") recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

          The 2004-05 Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues, reflecting overall tax receipt growth of 7.8%. Real gross domestic product growth for the United States is forecast at 4.7%, with employment growth expected to accelerate in 2004. The equity market rebound is expected to produce renewed growth in financial sector compensation and in taxable income gains for the owners of corporate equities.

           Reforms are proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations will continue to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies. The State workforce is expected to remain level at roughly 187,900. Revenue proposals focus on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves are increased, and modest but important targeted investments are recommended in economic development, including tax cuts.

          The 2004-05 Budget also includes funding in response to the State Court of Appeals ruling requiring the State to implement reforms that ensure all children have the opportunity for a sound basic education ("SBE"). This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals ("VLTs") and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the 2004-05 Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

          The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering the local property tax burden over a multi year period. The $3 billion STAR program significantly reduced the school tax burden. Recommendations this year would contain the growth in local property taxes through a proposed multi year takeover of Medicaid long-term care costs, reforms in pensions and health care that lower costs for both the State and its localities, and a cap on school district spending increases. In addition, a comprehensive mandate relief package is proposed to assist local governments.

           Finally, this Budget begins rebuilding State reserves by making a maximum $84 million deposit to the rainy day fund in Fiscal Year 2003-04, the eighth such deposit made in the last nine years. The last several years have clearly demonstrated that adequate reserve levels are critical if the State is to withstand economic downturns without draconian local assistance budget cuts or massive layoffs.

           Sources of the 2004-05 Budget Gap. Prior to the announcement of the 2004-05 Budget, the State faced potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continued increases in financial services incomes.

           Underlying receipts growth in Fiscal Year 2004-05, adjusted to exclude the impact of tax law changes, is projected to increase by roughly $2.8 billion (7%) over Fiscal Year 2003-04. The incremental value of existing tax law changes results in a net decrease of $265 million in receipts. The underlying receipts growth was also offset by the loss of tobacco securitization proceeds which were used, as planned, to provide $3.8 billion of resources in Fiscal Year 2003-04 and $400 million in 2004-05, resulting in a net decrease of $3.4 billion. A one-time Federal revenue sharing grant of $645 million provided by the Federal economic stimulus package is not available next year. In addition, increasing debt service costs reduce the amount of available General Fund taxes, including costs for the State Personal Income Tax Revenue Bond Program and the LGAC.

           Annual spending is projected to grow by $3.1 billion, driven mainly by higher costs for employee pensions (up 137%); Medicaid, primarily to support current service levels and the inability to achieve proposed cost containment actions in the current budget; as well as for mental hygiene, higher education and welfare. Also, one-time actions that reduced General Fund spending in the current budget are not available in 2004-05, including a temporary increase in the Federal match rate for Medicaid, the use of Federal Temporary Assistance for Needy Families ("TANF") for welfare-related spending, and Medicaid and Tuition Assistance Program payment rolls that drive higher 2004-05 costs. Spending for debt service and employee health insurance is also projected to increase as a result of programmatic and inflationary pressures. These cost increases are partially offset by the 2002-03 payment deferrals.

           2004-05 Gap-Closing Plan. The 2004-05 Budget fully closes the $5.1 billion General Fund budget gap with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion and $3.5 billion in Fiscal Years 2005-06 and 2006-07, respectively, will reduce the outyear gaps to more manageable levels of $2.9 billion and $4.3 billion in Fiscal Years 2005-06 and 2006-07, respectively. In addition, $240 billion in Fiscal Year 2004-05 ($325 billion on a school year basis), growing to $2 billion annually over the next five years, is reserved from new VLT resources to fund the SBE requirements.

           Recommendations to restrain spending in the General Fund total $2.59 billion and include a combination of program restructuring and the use of alternate funding sources. Significant savings proposals include:

•	Medicaid/health care cost containment to restrain prescription drug costs, lower the cost of optional services, and enhance case management ($425 million);

•	Pension reforms, including a cap in the annual increases in employer contribution rates ($440 million);

•	Restructure welfare-related programs including enhanced mandated employment requirements ($88 million) and use of Federal resources to support spending ($274 million);

•	Cost containment in mental hygiene programs ($133 million) and initiatives to increase other revenues ($165 million); and

•	Lower debt service costs through debt management actions including refundings and expanded use of variable rate debt ($150 million).

          All other spending actions totaled $595 million including recommended efficiencies in State agency operations and restraint in local assistance spending and transportation costs offset by General Fund spending increases for additional General Fund school aid support to New York City ($70 million) that will supplement VLT reserves for SBE and initial costs for the proposed multi-year State takeover of local Medicaid costs for long-term care services ($24 million).

           Revenue proposals are expected to raise $972 million in Fiscal Year 2004-05 and include the provision of four sales tax free weeks instead of a permanent exemption on clothing and footwear ($400 million) and reimposition of an assessment on hospital and home care revenues and an increase to the existing reimbursable nursing home revenue assessment to support health care programs ($323 million).

           The 2004-05 Budget includes a total of $1.51 billion in nonrecurring actions including:

•	The shift of various pay-as-you-go capital projects to bond financing ($283 million);

•	A continuation of the legislative delay of the last Medicaid cycle payable at the end of the year ($190 million);

•	Additional revenues produced by the 2003-04 tobacco bond sale ($181 million);

•	Implementation of an alternative proposal regarding LGAC bondholders ($170 million);

•	Legislation to reverse the effect of the recent decision to eliminate delays in collecting tax payments ($50 million); and,

•	All other proposals include using available resources of the Power Authority of the State of New York to help finance the "Power-for-Jobs" program ($100 million), sweeps of available fund balances ($72 million) and continuation of bond issuance charges ($50 million).

          In addition, surplus reserves from the Housing Finance Agency (the "HFA") will be available in 2004-05 and used to lower the projected 2005-06 outyear gap.

The 2004-05 Financial Plan

          This section provides a comprehensive explanation of the Financial Plan activity within key functional areas (e.g. Medicaid) across all governmental fund types. The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund, which is the principal operating fund of the State, and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.

           Receipts Outlook. All Governmental Funds receipts are estimated to reach $99.05 billion in Fiscal Year 2003-04, an increase of $10.98 billion (12.5%) from Fiscal Year 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in personal income tax rates and in the base and rate of the sales tax. General Fund receipts are estimated to reach $42.26 billion in Fiscal Year 2003-04, an increase of $4.86 billion (13.0%) from Fiscal Year 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

          All Governmental Funds receipts are projected to reach $99.52 billion in Fiscal Year 2004-05, an increase of $463 million (0.5%) from Fiscal Year 2003-04. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in Fiscal Year 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget. General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0%) from Fiscal Year 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal Revenue sharing grants, which were received in Fiscal Year 2003-04, but will not recur in Fiscal Year 2004-05. This loss is offset, in part, by increased receipts from both the personal income and sales taxes, as a result of temporary tax increases adopted as part of the 2003-04 Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

           Total Governmental Receipts comprise revenues from the personal income tax ($27.46 billion), user taxes and fees ($12.48 billion), business taxes ($5.44 billion), other taxes ($1.22 billion), miscellaneous receipts ($16.64 billion), and Federal grants ($36.26 billion).

           Personal Income Tax. The net receipts for Fiscal Year 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6%) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year tax increase enacted in 2003. Personal income tax General Fund receipts for Fiscal Year 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9%) from Fiscal Year 2002-03.

          Net receipts for Fiscal Year 2004-05 are projected to reach $27.46 billion, an increase of $3.38 billion (14.0%) from 2003-04 due largely to three factors: an increase in underlying liability growth associated with improved economic conditions; the temporary three-year tax increase enacted in 2003; and a $1.27 billion higher contribution from the Refund Reserve account. Personal income tax General Fund receipts for 2004-05 (net of the Refund Reserve transaction) are projected to reach $17.83 billion, an increase of $1.46 billion (8.9%) from Fiscal Year 2003-04.

           User Taxes and Fees. All Governmental Funds user taxes and fees receipts for Fiscal Year 2003-04 are estimated to reach $11.82 billion, an increase of $1.01 billion (9.4%) from 2002-03. The sales and use tax increased an estimated $1.03 billion (11.7%) from 2002-03. The remainder of this category declined by an estimated $15 million (0.7%) for Fiscal Year 2003-04, due mainly to declines in taxable cigarette consumption. General Fund user taxes and fees net receipts are estimated to reach $7.9 billion, an increase of $834 million (11.8%) from Fiscal Year 2002-03. The General Fund sales and use tax increased an estimated $850 million (13.4%) from 2002-03 and the other user taxes and fees declined by an estimated $16 million (2.2%).

          All Funds user taxes and fees net receipts for 2004-05 are projected to reach $12.48 billion, an increase of $667 million (5.7%) from Fiscal Year 2003-04. The sales and use tax is projected to increase $662 million (6.8%) due largely to increases in employment, income and overall consumption, which expanded the estimated taxable base. The other user taxes and fees are projected to increase $5 million (0.2%). General Fund user taxes and fees net receipts for 2004-05 are projected to reach $8.34 billion, an increase of $443 million (5.6%) from Fiscal Year 2003-04. The sales and use tax is projected to increase $488 million (6.8%) from Fiscal Year 2003-04. The other user taxes and fees are projected to decrease $44 million (6.2%) from Fiscal Year 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds.

           Business Taxes. All Governmental Funds business tax receipts are expected to reach $5.0 billion in Fiscal Year 2003-04, which is unchanged from 2002-03. Receipts are estimated to have remained roughly flat due to the offsetting impacts of weak profit performance in the corporate and banking sector in 2002 and 2003 with increased insurance tax collections associated with policy actions adopted in 2003. General Fund business tax receipts in Fiscal Year 2003-04 are estimated to be $3.39 billion, or $15 million (0.43%) over 2002-03.

          All Governmental Funds business tax receipts in 2004-05 are expected to be $5.39 billion, or $411 million (8.3%) above Fiscal Year 2003-04. This is primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability. General Fund business tax receipts in 2004-05 are projected to be $3.74 billion, or $344 million (10.1%) over Fiscal Year 2003-04. This is due primarily to tax law changes enacted in Fiscal Year 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

           Other Taxes. All Funds other taxes, which include estate, pari-mutuel, gift, real property gains, real estate transfer, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $1.23 billion in Fiscal Year 2003-04, an increase of $43 million (3.7%) over 2002-03. The increase is primarily caused by an increase in the collections of the estate tax, which reflects an increase of equity values that improves the value of estates. General Fund other taxes are estimated at $784 million in Fiscal Year 2003-04, an increase of $41 million (5.5%) over 2002-03.

          The estimate for All Funds other taxes in 2004-05 is $1.22 billion, which is $11 million (0.9%) below Fiscal Year 2003-04. The decline is the result of a projected decrease in estate tax collections of $22 million partially offset by a projected increase in real estate transfer tax receipts of $11 million. The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8%) below Fiscal Year 2003-04. Both estimates reflect an anticipated leveling off of market equity values.

           Miscellaneous Receipts. All Governmental Funds miscellaneous receipts for Fiscal Year 2003-04 are projected to reach $19.75 billion, an increase of $5.60 billion (39.6%) from 2002-03. This increase primarily reflects the one-time receipt of tobacco securitization proceeds in the General Fund totaling $4.2 billion and projected growth of $1.40 billion in other State Funds. Miscellaneous receipts in State Funds are projected at $19.62 billion, an increase of $5.62 billion (40.1%) from 2002-03. This increase is comprised of the net increase in the General Fund described below augmented by the projected growth of $1.74 billion in other State funds. Growth in other State funds includes higher receipts in transportation ($870 million), State University of New York ("SUNY") ($435 million), school aid ($113 million), City University of New York ("CUNY") ($87 million), and modest increases in numerous other programs. General Fund miscellaneous receipts for Fiscal Year 2003-04 are estimated to reach $5.97 billion, including $4.2 billion in tobacco securitization proceeds, an increase of $3.88 billion (65%) from 2002-03. With tobacco securitization proceeds excluded, miscellaneous receipts are estimated to decrease by $321 million (15.4%) from 2002-03, largely due to lower collections in unclaimed and abandoned property.

          All Governmental Funds miscellaneous receipts for 2004-05 are projected to reach $16.64 billion, a decrease of $3.10 billion (15.7%) from Fiscal Year 2003-04. Miscellaneous receipts in State Funds are projected at $16.52 billion in 2004-05, a decline of $3.10 billion (15.88%) from the current year. Growth in other State funds includes higher receipts in lottery for anticipated VLT proceeds ($240 million), increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues ($258 million), and additional financing of health care costs ($279 million). General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65%) from the current fiscal year. This decrease is due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million.

           Federal Grants. All Governmental Funds Federal grants for Fiscal Year 2003-04 are projected to reach $37.19 billion, an increase of $3.94 billion (11.8%) from 2002-03. This increase primarily reflects growth in federal spending in the following program areas: Medicaid ($2.44 billion), World Trade Center pass-through costs ($885 million), and the increase in the General Fund. Federal Grants reported in State Funds are projected at $657 million in Fiscal Year 2003-04, an increase of $657 million from 2002-03. Federal Grants in the General Fund are projected at $645 million in Fiscal Year 2003-04, an increase of $645 million from 2002-03. Both increases reflect the one-time Federal revenue sharing payments received in Fiscal Year 2003-04.

           All Governmental Funds Federal grants for 2004-05 are projected to reach $36.27 billion, a decrease of $922 million (2.5%) from Fiscal Year 2003-04. This decrease reflects primarily the General Fund decrease of $645 million from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs ($200 million). Federal Grants in State Funds are projected at $12 million, a decline of $633 million (96.3%) from the current year. There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the current fiscal year.

           Disbursements Outlook. The Financial Plan projections assume that the 2004-05 Budget and all accompanying proposals are enacted in their entirety. Absent the 2004-05 Budget recommendations designed to reduce the growth in annual spending, General Fund spending would increase by more than $3 billion over Fiscal Year 2003-04.

---------------------------------------------------------------------------------------
                                  SPENDING PROJECTIONS
                AFTER RECOMMENDED SAVINGS MAJOR SOURCES OF ANNUAL CHANGE
---------------------------------------------------------------------------------------
                                (millions of dollars)
---------------------------------------------------------------------------------------
                               General Fund   State Funds  All Government Funds
------------------------------ -------------- ------------ ----------------------------
2003-04 Revised Estimate       42,060         62,112       98,293
------------------------------ -------------- ------------ ----------------------------
Medicaid                       373            672          738
------------------------------ -------------- ------------ ----------------------------
Mental Hygiene                 299            342          233
------------------------------ -------------- ------------ ----------------------------
Debt Service                   285            566          566
------------------------------ -------------- ------------ ----------------------------
Employee Health Insurance      255            255          255
------------------------------ -------------- ------------ ----------------------------
Higher Education               206            304           58
------------------------------ -------------- ------------ ----------------------------
Pensions                       184            184          184
------------------------------ -------------- ------------ ----------------------------
School Aid                     169            278          278
------------------------------ -------------- ------------ ----------------------------
All Other                      (46)           685           1,101
------------------------------ -------------- ------------ ----------------------------
2002-03 Payment Deferrals      (1,900)        (1,900)      (1,900)
------------------------------ -------------- ------------ ----------------------------
2004-05 Executive Budget       41,885         63,498       99,806
------------------------------ -------------- ------------ ----------------------------
Annual $ Change                (175)          1,386        1,513
------------------------------ -------------- ------------ ----------------------------

Annual % Change                (0.4%)         2.2%         1.5%
------------------------------ -------------- ------------ ----------------------------

           Medicaid. Medicaid, the single most expensive program budgeted in New York State, finances health care for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York's Medicaid program is financed jointly by the Federal government, the State, and counties. Total Medicaid financing from all sources is projected to reach $42.7 billion in 2004-05, consisting of $21.9 billion in Federal support, $13.8 billion in State funding, and $7.0 billion in local government financing. The 2004-05 Budget does not include the local government share of Medicaid funding, but does include the entire Federal share of the program.

          The total Medicaid caseload is projected at 3.7 million in 2004-05, an increase of 5% from the current fiscal year. Other changes primarily include a "tobacco guarantee" payment to HCRA to replace the loss of revenue from the securitization of tobacco proceeds ($118 million) and the loss of the federal matching rate which will result in higher General Fund costs ($390 million) and lower spending from Federal Funds ($584 million). The 2004-05 Budget includes higher General Fund costs for the proposed multi year State takeover of local Medicaid costs of long-term care services ($24 million) and a revision to the 1993 wage equalization factor used in the calculation of nursing home reimbursement rates ($19 million). The 2004-05 Budget proposes a restoration of a 0.7% assessment on hospital and home care revenues and restoring the nursing home reimbursable assessment from 5.0% to 6.0% of revenues in order to finance State Medicaid spending. Total recommended actions reduce General Fund costs by $170 million and Federal Funds spending by $256 million.

           School Aid. School aid, the single largest program financed by the General Fund and State Funds, helps support elementary and secondary education provided to New York pupils enrolled in 680 school districts throughout the State. State funding is provided to districts based on aid formulas governed by statute and through reimbursement for various categorical programs. On a school year basis (July 1 through June 30), support for general school aid is recommended at $14.6 billion, an increase of $147 million (1%) over the current school year. In addition to $14.6 billion for general school aid, the budget sets aside all revenues from VLTs to support SBE requirements. Based upon VLT facilities now being developed and new ones proposed with the 2004-05 Budget, receipts are projected at $325 million in the 2004-05 school year, growing to $2 billion annually over the next five years. To supplement the VLT revenues, New York City will also receive a separate $100 million SBE matching grant ($70 million on a State fiscal year basis) as part of its general school aid. General Fund spending in 2004-05 is projected at $12.53 billion on a State fiscal year basis.

          The State Lottery Fund contribution is projected at $1.95 billion, an increase of $110 million in additional lottery revenues, including $43 million associated with proposed enhancements to the Quick Draw program. In addition, $240 million is reserved from VLT revenues ($325 million on a school year basis) to support SBE reforms. In addition to the school year totals referenced above, Federal Funds also provide $2.89 billion in education funding to school districts in 2004-05.

           Welfare. Welfare programs provide a wide range of benefits to poor families including cash assistance grants, child welfare services, tax credits for eligible low-income workers, and services that assist welfare recipients in securing and retaining employment. Funding is also provided for local administration of welfare programs. Total welfare spending is projected to be approximately $8.2 billion in Fiscal Year 2004-05, compared to approximately $8.1 billion in the current year. Total welfare caseload is estimated at 653,041 in 2004-05, an increase of 36,201 from the current fiscal year. Federal assistance consists of funds provided through the TANF block grant. Additional General Fund costs from caseload and expenditure growth reflect a projected 4.7% increase in the family caseload, a 10% increase in the single adult/childless couples caseload, and 3% growth in expenditures per person. Federal funding for welfare is a fixed amount provided through a TANF block grant and does not increase or decrease based on changes in caseload or State expenditures.

           2004-05 General Fund increases resulting from the loss of TANF in Fiscal Year 2003-04 ($322 million), include the one-time delay in the transfer of TANF funds to the Child Care Block Grant and the availability of one-time unprogrammed TANF initiative funding. The $70 million decrease in Federal Funds primarily reflects this reduced Federal funding available to support TANF-funded initiatives. Additional General Fund costs reflect increased funding for welfare employment and other initiatives ($63 million) and the use of one-time administration credits in Fiscal Year 2003-04 ($56 million), which are partially offset by the annualization of the reduction in local administrative reimbursement enacted in Fiscal Year 2003-04 ($45 million).

           Office of Children and Family Services. The Office of Children and Family Services ("OCFS") provides child welfare services including foster care, adoption, child protective services and childcare. Total State spending for Fiscal Year 2004-05 is estimated to be approximately $5.7 billion with an additional $1.7 billion in Federal aid. A net decrease in Fiscal Year 2004-05 All Funds spending is attributable primarily to a reduction of the Federal TANF for Child Care and Title XX program support ($150 million), partially offset by growth in State child welfare costs for preventive services, child protective services, and adoption subsidies supported by the General Fund ($48 million) and other State support ($14 million). In the General Fund, the impact of the reduced TANF to Title XX transfer produces increased child welfare spending by $58 million.

           Mental Hygiene. Fiscal 2004-05 disbursements are forecasted to be approximately $10.4 billion, with an additional $2.5 billion in Federal funds. The State mental health agencies collectively provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities and/or chemical dependencies through institutional and community-based settings. Many of these services are partially financed with State and Federal Medicaid dollars.

           Annual General Fund growth of $299 million is attributable primarily to increased State Operations costs including payment of an "extra" institutional facilities payroll ($95 million), local services and program enhancements and a reduction in available patient care revenues, primarily as a result of nonrecurring debt management actions ($69 million) and the expiration of the temporary 15- month increase in the Federal Medicaid matching rate ($40 million) used to support State Operations costs in the General Fund. Absent proposed budget actions, mental hygiene agencies would have otherwise experienced roughly double the projected General Fund growth of $299 million in 2004-05.

           Higher Education. Fiscal 2004-05 disbursements are forecasted to be approximately $15.6 billion, with an additional $128 million in Federal funds and approximately $3.7 billion from other State sources. Higher education includes operational and administrative costs for SUNY and CUNY and the Higher Education Services Corporation, which is responsible for administering grant awards to income eligible students. General Fund costs increase by $104 million in 2004-05 as a result of legislative actions in the 2003-04 Budget that deferred grant award costs into 2004-05. The 2004-05 Executive Budget also provides funding for higher costs at SUNY and CUNY for salaries and fringe benefits, community college enrollment growth, inflationary increases and growth in the number of grant recipients.

           Debt Service. Fiscal 2004-05 disbursements are forecasted to be approximately $9.7 billion, with an additional $2.1 billion from other State sources. Debt Service Funds are the conduits through which the State pays debt service on all State supported bonds, including general obligation bonds for which the State is constitutionally obligated to pay debt service and bonds issued by State public authorities for which the State is contractually obligated to pay debt service subject to an appropriation. Debt service is paid by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

          The growth in the General Fund is the result of increases in net debt service payments to support capital projects for Corrections ($86 million), SUNY Educational Facilities ($71 million), CUNY ($68 million), the Metropolitan Transportation Authority (MTA) ($41 million) and the HFA ($26 million), offset by modest reductions in other programs. The increase in net debt service costs related to other State-supported funds is also attributable to SUNY dormitory facilities ($32 million), Mental Hygiene facilities ($93 million), transportation ($70 million), economic development ($58 million) and educational capital programs ($38 million).

           General State Charges. General State Charges ("GSCs") account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for taxes on public lands and litigation. The General Fund supports approximately 85% of GSCs spending. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance.

           Fiscal Year 2004-05 spending is forecasted to be approximately $12 billion. Higher projected contributions to the New York State and Local Retirement Systems are associated with prior year pension investment losses and the expansion of retiree benefits. Baseline projections from the State Comptroller show an employer pension contribution rate of 12.3% of payroll that would produce an annual State pension cost increase of $664 million (136.8%). The 2004-05 Budget proposes a series of pension reforms that will moderate these costs and produce a total employer pension contribution of $669 million, an annual increase of $184 million (37.9%). Providing health insurance to State employees and retirees is projected to total $2.05 billion in 2004-05, an increase of $255 million. This is attributable primarily to underlying growth of 13% in premium costs to cover the rising expense and utilization of employee health care, including escalating prescription drug costs.

           Other Expenses. In addition to the programs described above, the 2004-05 Budget includes funding for Economic Development, Parks, the Environment, Public Health, Education, Public Protection, General Government, the Judiciary, and various other programs. Other significant savings actions contained in this Budget, include:

•	$150 million in recurring State operations efficiencies;

•	over $56 million in savings due to reductions in local public health programs and significant reforms are proposed that contribute savings in the outyears of the Financial Plan;

•	$117 million in transportation savings; and

•	savings from modest 5% reductions to a variety of local assistance programs.

          All other State Funds spending is projected to increase $685 million over the current fiscal year. Growth in other State-supported spending includes economic development capital projects ($320 million), capital projects related to the E-911 program ($100 million), increased taxpayer participation and tax levy growth in STAR ($163 million), spending from the Indigent Legal Services Fund ($31 million), and inflationary increases and higher enrollment in the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($73 million).

          All Governmental Funds spending for these programs is projected to increase by $1.10 billion from the current fiscal year. This increase includes State Funds spending growth of $685 million and higher Federal spending of $416 million for, among other things, transportation-related capital projects ($172 million), implementation of the Help America Vote Act of 2002 ($142 million), and reimbursement for World Trade Center costs ($200 million).

Outyear General Fund Financial Plan Projections

          At the beginning of the 2004-05 budget cycle, the State faced potential budget gaps of $6.7 billion and $7.8 billion in Fiscal Years 2005-06 and 2006-07, respectively. The 2004-05 Budget reduces the gaps by proposing approximately $3.5 billion in recurring savings. The gaps assume the Legislature will enact the proposed budget in its entirety. The austerity measures limiting discretionary spending will remain in force and all State agencies will continue to operate under the current hiring freeze and continue to seek opportunities to achieve greater productivity, improve services and reduce costs.

           General Fund receipts are estimated at $41.98 billion and $43.27 billion in Fiscal Years 2005-06 and 2006-07, respectively. Receipts growth is expected to exceed historical averages, consistent with economic expansion. Adjusted tax receipts are expected to increase by 2.9% and 3.7% in each successive year, which reflect the phase-out of temporary personal income tax and sales tax increases. The growth in tax receipts is consistent with current State and national economic forecasts.

           Absent additional spending controls greater than those proposed in the 2004-05 Budget, DOB currently projects that General Fund spending will grow by $3.11 billion (7.4%) in Fiscal Year 2005-06 and $2.59 billion (5.8%) in Fiscal Year 2006-07. The primary sources of this growth are projected to be in Medicaid ($1.41 billion and $1.25 billion, respectively), welfare ($366 million and $225 million, respectively) and school aid (excluding SBE expenses) ($214 million and $285 million, respectively). Mental hygiene, State operations and local assistance programs also will require substantial additional spending.

State Indebtedness

           General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

           Limitations on State-Supported Debt.

           Debt Reform Act of 2000. The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01, and will gradually increase until it is fully phased-in at 4.0% in 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in 2000-01, and will gradually increase to 5.0% in 2013-14.

          As of the most recent calculations in October 2002, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67% of personal income and debt service on such debt at 0.36% of total State receipts, compared to the caps of 1.25% each. DOB expects that debt outstanding and debt service costs for Fiscal Years 2002-03 and 2003-04 will also be within the statutory caps.

           Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2003, there was approximately $2.0 billion in debt instruments resulting in a variable rate exposure. In addition, four authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $63 million. Both amounts are less than the statutorily cap of 15%. DOB expects that the amount of interest rate exchange agreements and net variable rate obligations will remain within the statutorily imposed limits.

           State-Supported Debt.

           General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2002-03 (excluding refunding bonds) was $244 million. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2003, the total amount of general obligation debt authorized was $14.535 billion, of which approximately $4.0 billion was outstanding.

           Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2003, the State had authorized over $50 billion in total financing arrangements, of which approximately $30.5 billion was outstanding.

           Debt Servicing. The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. In 1998-99, $50 million was initially deposited in the DRRF. Additional deposits to the DRRF included $250 million in 1999-2000, $500 million in 2000-01, $250 million in 2001-02 and $53 million in Fiscal Year 2003-04. The State does not expect to make additional deposits to the DRRF in the current fiscal year.

           2003-04 Borrowing Plan. The State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (a "Plan") with the annual Executive Budget. The proposed 2003-04 through 2007-08 Plan was released with the 2003-04 Executive Budget, and was updated with that budget on February 28, 2003.

          The State's 2003-04 borrowing plan projects issuance of $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds; $276 million in SUNY Dormitory Facilities Revenue Bonds; and $7.9 billion in State Personal Income Tax Revenue Bonds.

Litigation

           General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in Fiscal Year 2003-04 or thereafter.

           Adverse developments in the proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2003-04. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments.

           State Finance Policies. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of State law which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield, from a not-for-profit corporation to a for-profit corporation. The State and private defendants have separately moved to dismiss the complaint. By decision dated February 28, 2003, the trial court granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

           Line Item Veto. In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature. By order dated June 17, 2002, the trial court granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. The Appellate Division affirmed this decision on December 11, 2003.

           Local Government Assistance Corporation. In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York, the petitioners challenge, inter alia, the constitutionality of a section of the Public Authorities Law section, which requires LGAC to annually transfer $170 million to New York City. On September 17, 2003, the court held that the section was constitutional. Petitioners have appealed from the decision and order. By decision and order entered August 27, 2003, the Appellate Division granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the section pending appeal.

           Gaming. In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of both the State and Federal constitutions, certain provisions of State law that authorize (1) the Governor to enter into tribal-State compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery (the "DOL") to license the operation of video lottery terminals at certain race tracks in the State, and (3) the DOL to enter into a joint, multi-jurisdictional and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the challenged statutory provisions.

           Budget Process. In Pataki v. McCall, the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated the State Constitution because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and the Assembly.

          By decision and order dated November 7, 2001, the trial court grated the State Comptroller's motion to discuss this action as against the Comptroller, and the plaintiff appealed from that order. By decision and order dated January 17, 2002, the court granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills as a violation of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division.

           Empire Conversion. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice (d/b/a Empire Blue Cross and Blue Shield) from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund." The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the supreme court granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

          On February 28, 2003, the supreme court granted the defendants' motions to dismiss. The court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed and the plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

           Real Property Claims. In March 1985, in Oneida Indian Nation of New York, et al. v. County of Oneida, the Supreme Court affirmed a judgment holding that the Oneida Indians had a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. The Supreme Court also held that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

          In 1998, the U.S. intervened in the case, and in December 1998, both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2002, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State's motion to dismiss for failure to join indispensable parties.

           Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York, and Seneca Nation of Indians, et al v. State, et al., in the United States District Court for the Western District of New York.

          In the Cayuga Indian Nation of New York case, plaintiffs see monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

          In the Canadian St. Regis Bank of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution.

          In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their ownership claim of certain islands in the Niagara River and the New York State Thruway right of way where it crosses the Cattaraugus reservation in Erie and Chatauqua counties. On November 17, 1999, the court granted the State's motion to dismiss the portion of the action relating to the right of way and denied the State's motion to dismiss the Federal government's damage claims. On June 21, 2002, the court granted summary judgment on the remaining portion of the action related to the Niagara River, and judgment was entered dismissing all aspects of the action. Plaintiff has appealed the judgment.

           School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al., plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates the State Constitution and the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State Constitutions and the federal Civil Rights Act. It reversed dismissal of the claims under the State Constitution and implementing regulations of The Civil Rights Act, and remanded these claims for trial.

          By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to the Civil Rights Act. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

          On June 26, 2003, the Court of Appeals reversed that portion of the June 25th decision of the appeals court relating to the constitutionality claim. The Court held that the weight of credible evidence supported the trial court's conclusion that City schoolchildren were not receiving the Constitutionally mandated opportunity for a sound basic education, and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide such sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

           Medicaid. Several cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

          In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the supreme court partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with certain State Plan Amendments, but also dismissed petitioners' claims as to the Medicaid rates associated with other State Plan Amendments. The State has appealed from this decision.

          In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring, as unconstitutional, under both the State and United States Constitutions, amendments to the Health Care Workforce Recruitment & Retention Act of 2002, which impose a 6% assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. The plaintiff has appealed from this decision.

GENERAL MONEY MARKET FUND, INC.
GENERAL TREASURY PRIME MONEY MARKET FUND
GENERAL MUNICIPAL MONEY MARKET FUND
(CLASS X SHARES)

STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2004

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus for Class X shares of General Money Market Fund, Inc. (the "Money Fund"), General Treasury Prime Money Market Fund (the "Treasury Money Fund") and General Municipal Money Market Fund (the "National Municipal Fund") (each, a "Fund" and collectively, the "Funds"), dated April 1, 2004, as it may be revised from time to time. To obtain a copy of the Prospectus for Class X shares of a Fund, please call your financial adviser, write to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City -- Call 1-718-895-1396
Outside the U.S. -- Call 516-794-5452

          The most recent Annual and Semi-Annual Report to Shareholders of each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. When requesting a copy of this Statement of Additional Information, you will receive the report(s) for the Fund(s) in which you are a shareholder.

           Each Fund is a separate investment portfolio with operations and results that are unrelated to those of the other Fund. The Treasury Money Fund is a separate series of General Government Securities Money Market Funds, Inc. (the "Government Company"). The National Municipal Fund is a separate series of General Municipal Money Market Funds, Inc. (the "Municipal Company"). This combined Statement of Additional Information has been provided for your convenience to provide you with the opportunity to consider three investment choices in one document.

TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Description of the Funds                                                  B-3
Management of the Funds                                                   B-17
Management Arrangements                                                   B-23
How to Buy Shares                                                         B-27
Distribution Plan                                                         B-30
Shareholder Services Plan                                                 B-31
How to Redeem Shares                                                      B-32
Shareholder Services                                                      B-35
Determination of Net Asset Value                                          B-38
Dividends, Distributions and Taxes                                        B-39
Portfolio Transactions                                                    B-41
Information about the Funds                                               B-42
Counsel and Independent Auditors                                          B-43
Appendix A                                                                B-44
Appendix B                                                                B-47

DESCRIPTION OF THE FUNDS

          Each of the Money Fund, the Government Company and the Municipal Company is a Maryland corporation formed on April 8, 1982, April 8, 1982 and May 15, 1981, respectively. Each Fund is an open-end management investment company, known as a money market mutual fund. Each Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

           Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

          The following information supplements and should be read in conjunction with the Funds' Prospectus.

           U.S. Government Securities. (Money Fund and Treasury Money Fund) The Treasury Money Fund normally invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in U.S. Treasury securities. The Money Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government Securities include Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

           Repurchase Agreements. (Money Fund) The Money Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

           Bank Obligations. (Money Fund) The Money Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

           Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

           Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          As a result of Federal and state laws and regulations, domestic banks whose CDs may be purchased by the Fund are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Money Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

           Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements as apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

           Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal or State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

          The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund will not own more than one such CD per such issuer.

           Commercial Paper. (Money Fund) The Money Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

           Floating and Variable Rate Obligations. (Money Fund) The Money Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

           Participation Interests. (Money Fund) The Money Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

           Asset-Backed Securities. (Money Fund) The Money Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

           Municipal Obligations. (National Municipal Fund) As a fundamental policy, the National Municipal Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (collectively, "Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

          For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

           Municipal Obligations include certain private activity bonds (a type of revenue bond), the interest from which is subject to the alternative minimum tax (AMT). The National Municipal Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the National Municipal Fund's investment objective.

           Certain Tax Exempt Obligations. (National Municipal Fund) The National Municipal Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

           Derivative Products. (National Municipal Fund) The National Municipal Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

           (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

           (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

           (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

           (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

           Ratings of Municipal Obligations. (National Municipal Fund) The National Municipal Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund's Board.

          The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings as of the fiscal year ended November 30, 2003, computed on a monthly basis, was as follows:

                                                                                  Percentage of
                                                                                     Value
                              Moody's Investors         Standard & Poor's          National
     Fitch Ratings       or     Service, Inc.      or    Ratings Services          Municipal
       ("Fitch")                 ("Moody's")                 ("S&P")                 Fund
 -----------------------    ----------------------     ---------------------  --------------------

 F1+/F1                     VMIG1/MIG1, P1             SP1+/SP1, A1+/A1              86.1%
 F2+/F2                     VMIG/MIG2, P2              SP2+/SP2                       1.2%
 AAA/AA                     Aaa/Aa                     AAA/AA                         8.4%
 Not Rated                  Not Rated                  Not Rated                      4.3%*
                                                                                   ---------
                                                                                     100.0%
                                                                                   =========

          If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

*	Included in the not rated category are securities which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 or SP-1+/SP-1 rating categories.

          To the extent that the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Obligations may change as a result of changes in such organizations or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

           Taxable Investments. (National Municipal Fund) From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the National Municipal Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Ratings Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

           Stand-By Commitments. (National Municipal Fund) The National Municipal Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

           Investment Companies. (National Municipal Fund) The National Municipal Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fee. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its univested cash reserves in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of univested cash reserves in such money market funds may not exceed 25% of its total assets.

           Illiquid Securities. (All Funds) Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

          In addition to the principal investment strategies discussed in the Funds' Prospectus, the Funds also may engage in the investment techniques described below.

           Borrowing Money. (All Funds) The National Municipal Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The National Municipal Fund, however, currently intends to, and each other Fund may, borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

           Forward Commitments. (National Municipal Fund) The National Municipal Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of its purchase commitments.

           Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

           Bank Securities. (Money Fund) To the extent the Money Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

           Foreign Securities. (Money Fund) Since the Money Fund's portfolio may contain U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

           Investing in Municipal Obligations. (National Municipal Fund) The National Municipal Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the National Municipal Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

           Certain municipal lease/purchase obligations in which the National Municipal Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

           Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

           Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund. Each Fund, together with investment companies or accounts advised by the Manager or its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may adversely affect a Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

           Money Fund. The Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Money Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. The Money Fund may not:

           1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to in the Fund's Prospectus and this Statement of Additional Information).

           2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

           3. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

           4. Sell securities short.

           5. Write or purchase put or call options.

           6. Underwrite the securities of other issuers.

           7. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

           8. Make loans to others (except through the purchase of debt obligations referred to in the Fund's Prospectus and this Statement of Additional Information).

           9. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

           10. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           11. Invest in companies for the purpose of exercising control.

           12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

           13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

           Treasury Money Fund. The Treasury Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Under normal circumstances, the Treasury Money Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities. The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets. In addition, the Treasury Money Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Treasury Money Fund may not:

           1. Invest in commodities.

           2. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

           3. Purchase or sell securities on margin.

           4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

           5. Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           6. Purchase, hold or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest in or deal in real estate.

           7. Make loans to others, except through the purchase of debt obligations.

           8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. This restriction does not apply to the purchase of U.S. Government securities.

           9. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

           10. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

           11. Enter into repurchase agreements.

* * * * *

           National Municipal Fund. The National Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (or other insturments with similar investment characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the National Municipal Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The National Municipal Fund may not:

           1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

          2. Act as underwriter of securities of other issues, except (i) the Fund may bid separately or as a part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

           4. Lend any security or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

           5. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           6. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the Fund's total assets.

           7. Invest more than 15% of its assets in the obligations of any one bank or invest more than 5% of its assets in the obligations of any other insurer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

           8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowing and in connection with the purchase of securities on a when-issued or forward commitment basis.

           9. Sell securities short or purchase securities on margin.

           10. Invest in companies for the purpose of exercising control.

           11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

* * * * *

           National Municipal Fund. For purposes of Investment Restriction No. 5 for the Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

          All Funds. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1 for the National Municipal Fund, however, if borrowings exceed 33-1/3% of the value of the National Municipal Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUNDS

          Each Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

         The Dreyfus Corporation........................Investment Adviser
         Dreyfus Service Corporation....................Distributor
         Dreyfus Transfer, Inc..........................Transfer Agent
         The Bank of New York...........................Custodian

Board Members of the Funds*

           Board members of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)                       Principal Occupation
Position with the Funds (Since)  During Past 5 Years                 Other Board Memberships and Affiliations
-------------------------------  -------------------                 ----------------------------------------
Joseph S. DiMartino (60)         Corporate Director and Trustee      The Muscular Dystrophy Association, Director
Chairman of the Board                                                Levcor International, Inc., an apparel fabric
(1995) - All Funds                                                     processor, Director
                                                                     Century Business Services, Inc., a provider of
                                                                       outsourcing functions for small and medium size
                                                                       companies, Director
                                                                     The Newark Group, a provider of a national market
                                                                       of paper recovery facilities, paperboard mills
                                                                       and paperboard converting plants, Director

Clifford L. Alexander, Jr. (70)   President of Alexander &           Wyeth (formerly, American Home Products
Board Member                        Associates, Inc., a management     Corporation), a global leader in
(1981) - Money Fund                 consulting firm                    pharmaceuticals, consumer healthcare products
(1982) - Municipal Company and      (January 1981 - present)           and animal health products, Director
        Government Company       Chairman of the Board of Moody's    Mutual of America Life Insurance Company,
                                   Corporation                         Director
                                    (October 2000 - October 2003)
                                 Chairman of the Board and Chief
                                   Executive Officer of The Dun
                                   and Bradstreet Corporation
                                   (October 1999 - September 2000)

Peggy C. Davis (61)              Shad Professor of Law,              None
Board Member                       New York University School of
(1990) - All Funds                 Law (1983 - present)
                                 She writes and teaches in the
                                    fields of evidence,
                                   constitutional theory, family
                                   law, social sciences and the
                                   law, legal process and
                                   professional methodology and
                                   training

Ernest Kafka (71)                Physician engaged in private        None
Board Member                       practice specializing in the
(1981) - Money Fund                psychoanalysis of adults and
(1982) - Municipal                 adolescents (1962-present)
         Company                 Instructor, The New York
         and Government Company
                                    Psychoanalytic Institute
                                    (1981 - present)
                                 Associate Clinical Professor of
                                   Psychiatry at Cornell Medical
                                   School (1987 - 2002)

Nathan Leventhal (61)             Chairman of the Avery-Fisher       Movado Group, Inc., Director
Board Member                        Artist Program
(1987) - Municipal Company          (November 1997 - present)
(1989) - Government Company and   President of Lincoln Center for
         Money Fund                 the Performing Arts, Inc.
                                    (March 1984 - December 2000)

           Board members are elected to serve for an indefinite term. Each Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. Each Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended November 30, 2003. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

          The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                                                                              Aggregate Holding of
                                                                              Funds in the Dreyfus
                                                                              Family of Funds for
                           Treasury Money                 National Municipal  which responsible
Name of Board Member            Fund        Money Fund        Fund             as a Board Member
--------------------         ----------     ----------   -----------------    -------------------

Joseph S. DiMartino             None          None            None               Over $100,000
Clifford L. Alexander, Jr.      None          None            None               Over $100,000
Peggy C. Davis                  None          None            None                    None
Ernest Kafka                    None          None            None               Over $100,000
Nathan Leventhal                None          None            None                    None

          As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

          Each Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund indicated below for the fiscal year ended November 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, are set forth below.

                                                         Total Compensation
                                        Aggregate        From the Funds and
                                      Compensation        Fund Complex Paid
Name of Board Member and Fund        From the Fund*       To Board Member(**)
-----------------------------        --------------      -------------------

Joseph S. DiMartino                                        $800,306 (191)

Money Fund                               $40,386
National Municipal Fund                  $4,934
Treasury Money Fund***                   $9,688

Clifford L. Alexander, Jr.                                  $198,500 (65)

Money Fund                               $32,308
National Municipal Fund                  $3,939
Treasury Money Fund***                   $7,750

Peggy C. Davis                                              $82,500 (26)

Money Fund                               $32,308
National Municipal Fund                  $3,939
Treasury Money Fund***                   $7,750

Ernest Kafka                                                $76,000 (26)

Money Fund                               $29,772
National Municipal Fund                  $3,640
Treasury Money Fund***                   $7,128

Saul B. Klaman****                                          $34,125 (26)

Money Fund                               $2,252
National Municipal Fund                  $2,502
Treasury Money Fund***                   $2,502

Nathan Leventhal                                            $82,500 (26)

Money Fund                               $32,308
National Municipal Fund                  $3,939
Treasury Money Fund***                   $7,750

__________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $558 for the Government Company, $6,159 for the Money Fund and $1,398 for the National Municipal Fund, for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

***	Represents aggregate amount paid by the Government Company, of which the Treasury Money Fund is a series.

****	Emeritus Board member as of January 18, 2000.

Officers of the Funds

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer
of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager,
and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an
officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of
94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of
15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

MICHAEL CONDON, Assistant Treasurer since March 2000. Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since August 1984.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money
Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

          The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

          Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 4, 2004.

          Set forth in "Information About the Funds" are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Class X shares outstanding on March 4, 2004. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of such Fund.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

          The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between the Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution Plan and/or Service Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

          The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

          The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of the Money Fund and the Treasury Money Fund are Bernard W. Kiernan, Patricia A. Larkin, James G. O'Connor and Thomas Riordan. The portfolio managers of the National Municipal Fund are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, James Welch, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include without limitation: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, investor services (including, without limitation, telephone and personnel expenses), costs of shareholder reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Each Fund bears certain expenses in accordance with separate written plans and also bears certain costs associated with implementing and operating such plans. See "Distribution Plan" and "Shareholder Services Plan."

          As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each indicated Fund to the Manager for the Fund's last three fiscal years:

                                      Fiscal Year Ended November 30,

Name of Fund              2003              2002              2001
------------              ----              ----              ----

Money Fund             $36,893,858      $34,316,151        $26,530,129

National
Municipal Fund         $4,570,984        $4,554,174        $3,728,273

                          Management Fee Payable      Reduction in Fee       Net Fee Paid
                          ----------------------      ----------------       ------------

                     2003      2002      2001      2003  2002   2001       2003     2002     2001
                     ----      ----      ----      ----  ----   ----       ----     ----     ----
Treasury Money
Fund               $296,831  $235,443  $225,072     $0    $0   $39,862   $296,831 $235,443 $185,210

          As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of such Fund for that fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis. As to each Fund, no such deduction or payment was required for the most recent fiscal year end.

          As to each Fund, the aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

          The Distributor may pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers"), and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in certain Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee from each Fund computed on the basis of the number of shareholder accounts it maintains for such Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is each Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

          You may buy Class X shares only if you establish an Auto-Exchange Account pursuant to which the Class X shares purchased will be exchanged for Class B shares of up to five designated Dreyfus Premier funds within two years of your initial purchase of Class X shares.

          Each Fund's shares may be purchased only by clients of Service Agents that have entered into service agreements with the Distributor. For shareholders who purchase Fund shares from the Distributor, the Distributor will act as Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

          The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the relevant Fund and has made an aggregate minimum initial purchase in the Fund for its customers of $2,500. Subsequent investments must be at least $100. For the Money Fund and Treasury Money Fund, however, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. It is not recommended that the National Municipal Fund be used as a vehicle for Keogh, IRA or other qualified Retirement Plans. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Money Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

           Service Agents may receive different levels of compensation for selling different classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

           Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other authorized entity. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value."

Money Fund and Treasury Money Fund—Each of these Funds determines its net asset value per share twice each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 5:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

          If your order in proper form is placed, and payments are received in or converted into Federal Funds, prior to 12:00 Noon, Eastern time, by the Transfer Agent on a business day, the order will become effective at the price determined at 5:00 p.m. and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

           Qualified institutions may telephone orders for purchase of Fund shares. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 5:00 p.m., Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if such order is placed with the Distributor or its designee in New York prior to 3:00 p.m., Eastern time, for the Treasury Money Fund, or prior to 5:00 p.m., Eastern time, for the Money Fund, and Federal Funds are received by 6:00 p.m., Eastern time, on that day. A telephone order placed with the Distributor between 3:00 p.m. and 5:00 p.m., Eastern time, for the Treasury Money Fund, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. A telephone order placed with the Distributor or its designee in New York after 5:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

National Municipal Fund--The National Municipal Fund determines its net asset value per share three times each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 12:00 Noon, Eastern time, as of 2:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's managements determines to do so.

          If your order in proper from is placed prior to 12:00 noon and payments are received in or converted into Federal Funds by 4:00 p.m., Eastern time, on a business day, the order will become effective at the price determined at 12:00 noon and you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 4:00 p.m., Eastern time, you will begin to accrue dividends on the following business day.

           Qualified institutions may telephone orders for purchase of Fund shares. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 Noon, or 2:00 p.m., Eastern time, depending on when the order is accepted on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed with the Distributor or its designee prior to 2:00 p.m., Eastern time, and Federal Funds are received at 4:00 p.m., Eastern time, on that day. A telephone order placed with the Distributor or its designee in New York after 2:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

           Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

           Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN

          Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each Fund has adopted a distribution plan with respect to Class X (each, a "Plan"). Under the Plan, the Fund pays the Distributor a fee at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class X for distributing Class X shares. The Distributor may pay one or more Service Agents in respect of distribution services for Class X shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Each Fund's Board believes that there is a reasonable likelihood that the Plan will benefit the Fund and holders of Class X shares.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan or in any related agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. Each Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related agreements or by vote of a majority of the holders of Class X shares.

          Set forth below are the total amounts paid by each Fund pursuant to its Plan with respect to Class X for the fiscal year ended November 30, 2003.

                                                       Total Amount Paid by
Name of Fund                                           Class X to the Distributor
------------                                           --------------------------

Money Fund
- Class X                                              $352

National Municipal Fund
- Class X                                              $523

Treasury Money Fund
 - Class X                                             $31

SHAREHOLDER SERVICES PLAN

          Each Fund has adopted a Shareholder Services Plan with respect to Class X pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class X shares a fee at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class X. Under the Shareholder Services Plan, the services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. As to each Fund, under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

          Set forth below are the total amounts paid by each Fund pursuant to its Shareholder Services Plan with respect to Class X, the amounts reimbursed to the Fund by the Manager pursuant to undertakings in effect, if any, and the net amount paid by the Fund for the fiscal year ended November 30, 2003:

                      Total Amount
                      Payable Pursuant
                      to Shareholder     Amount Reimbursed          Net Amount
Name of Fund          Services Plan      Pursuant to Undertaking    Paid by Fund
-------------         --------------     -----------------------    --------------

Money Fund
- Class X              $351                    $137                    $214

Treasury Money Fund     $32                     $32                     $0
- Class X

National               $523                    $138                    $385
Municipal Fund
- Class X

HOW TO REDEEM SHARES

           Contingent Deferred Sales Charge. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on any redemption of Class X shares which reduces the current net asset value of your Class X shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class X shares of the Fund held by you at the time of redemption.

          If the aggregate value of Class X shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class X shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class X shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

           The terms and time periods contained in this section are applicable to Class B shares of the Dreyfus Premier funds into which Class X shares must be exchanged pursuant to the Dreyfus Auto-Exchange Privilege.

          The following table sets forth the rates of the CDSC for Class X shares (and Class B shares of the Dreyfus Premier funds for which Class X shares may be exchanged):

         Year Since                                  CDSC as a % of Amount
         Purchase Payment                           Invested or Redemption
         Was Made                                          Proceeds
         ----------------------                     ----------------------

         First..............................                 4.00
         Second.............................                 4.00
         Third..............................                 3.00
         Fourth.............................                 3.00
         Fifth..............................                 2.00
         Sixth..............................                 1.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. For example, with respect to Class B shares of the selected Dreyfus Premier funds, it will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.

           Waiver of CDSC. The CDSC applicable to Class X shares (and Class B shares of the selected Dreyfus Premier funds) may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan (offered only in Dreyfus Premier funds). If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

           Conversion to Class A Shares of Dreyfus Premier Funds. Approximately six years after the date of purchase of Class X shares, the Class B shares of the Dreyfus Premier funds received in exchange for your Class X shares automatically will convert to Class A shares of the Dreyfus Premier fund, based on the relative net asset values for shares of each such Class. Class B shares of the Dreyfus Premier funds that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's shares converting to Class A shares bears to the total Class B shares of the Dreyfus Premier funds not acquired through the reinvestment of dividends and distributions.

           Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, each Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 5:00 p.m., Eastern time, on such day; otherwise the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or the Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

           Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent or its designee by 12:00 Noon, Eastern time, with respect to the National Municipal Fund, or 5:00 p.m., Eastern time, with respect to the Money Fund and Treasury Money Fund on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

           Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

           Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

SHAREHOLDER SERVICES

           Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for Class X shares of a Fund, Class B shares of certain Dreyfus Premier funds, or shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in such client's state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

           During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

           Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, Class B shares of up to five designated Dreyfus Premier funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

           Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired legally may be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of one or more of the Dreyfus Premier funds you have selected for auto-exchange. Shares of the Dreyfus Premier funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

           Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from each Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

           Corporate Pension/Profit-Sharing and Personal Retirement Plans. (Money Fund and Treasury Money Fund) Each of the Money Fund and Treasury Money Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, these Funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

          If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

           Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

          You should read the prototype retirement plans and the applicable form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

           Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board. With respect to the National Municipal Fund, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the National Municipal Fund's investments based on methods which include considerations of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event a Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

           New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that each Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended November 30, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.

          Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or, for the Money Fund and Treasury Money Fund only, the Transfer Agent is open for regular business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

          With respect to the National Municipal Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

           Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions, as such, are paid by a Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

           Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

           Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

           Regular Broker-Dealers. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended November 30, 2003, the issuer of the securities and the aggregate value per issuer, as of November 30, 2003, of such securities:

                                                           Aggregate Value
Fund           Name of Regular Broker Dealer               Per Issuer
----           -----------------------------               ----------

Money Fund     BNP Paribas Securities Corp.                $349,970,000
               Rabobank International                      $200,000,000
               UBS Warburg LLC                             $150,000,000

INFORMATION ABOUT THE FUNDS

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

          The Treasury Money Fund is a separate series of the Government Company. The National Municipal Fund is a separate series of the Municipal Company. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Government Company or the Municipal Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for each Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          Each Fund sends annual and semi-annual financial statements to all its shareholders.

          Set forth below, as to Class X shares of each Fund, as applicable, are those shareholders known by the Fund to own of record 5% or more of a class of shares of the Fund outstanding as of March 4, 2004. A shareholder who beneficially owns, directly or indirectly, more then 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Money Fund

Debra Brown and Kim Brown, JTWROS, Massillon, OH 44646-7842 - owned of record 38.39%;

Wells Fargo Investments LLC, Minneapolis, MN 55402-1916 - owned of record 21.30%;

Eleesa M. Lam, Custodian, FBO Lee Dason Lam, Uniform Gift to Minors Act, Union City, CA 94587-2595 – owned of record 20.90%.

Iat Seng Lam and Leonor Vong, JTWROS, Union City, CA 94587-2595 – owned of record 19.29%.

Treasury Money Fund

The Trottwood Corp., Attn: Maurice Bendheim, 200 Park Avenue, New York, NY 10166 -0020 - owned of record 100%.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

           Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of each Fund.

APPENDIX A
(MONEY FUND ONLY)

           Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Thomson BankWatch, Inc. ("BankWatch"):

Commercial Paper and Short-Term Ratings

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

           Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA. The rating AA may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

           Bonds rated Aaa by Moody's are judged to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

           Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

           Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support from central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

APPENDIX B
(NATIONAL MUNICIPAL FUND ONLY)

           Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

           Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Municipal Note Ratings

SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

          The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

Aaa

           Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

           Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

A

           Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Commercial Paper Ratings

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Municipal Note Ratings

           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, you should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

           Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operating performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

           Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

           Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

           Bonds rated A are considered to have alow expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

           Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           Although the credit analysis is similar to Fitch's bond ratings analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

           Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

           Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995. Registrant's Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (1)(b) and (1)(c), respectively, to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998.

(a)(2)	Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a)(2) and (a)(3), respectively, to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(b)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998.

(e)(1)	Distribution Agreement is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 28, 2001.

(e)(2)	Forms of Service Agreements are incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(g)(1)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995. Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, effective on February 25, 1994.

(g)(2)	Amendment to Custody Agreement and Foreign Custody Manager Agreement are incorporated by reference to Exhibit (g)(2) and (g)(3), respectively, to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed March 28, 2002.

(h)	Shareholder Services Plans, with respect to Class A, is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998. Shareholder Services Plan, with respect to Class B and Class X, is incorporated by reference to exhibit (h)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed April 30, 1999.

(i)	Opinion and Consent of Registrant's Counsel is incorporated by reference to Exhibit (10) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995.

(j)	Consent of Independent Auditors.*

(m)(1)	Rule 12b-1 Distribution Plan, with respect to Class B is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on April 28, 1998.

(m)(2)	Rule 12b-1 Distribution Plan, with respect to Class X is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 30, 1999.

(n)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on March 29, 2000.

(p)	Code of Ethics adopted by the Registrant, Registrant's Adviser and Registrant's Distributor.*

__________
* Filed herewith.

Item 23.	Other Exhibits

(a)(1)	Power of Attorney of the Board members is incorporated by reference to Item 23 - Other Exhibits (a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(a)(2)	Power of Attorney of the Officers is incorporated by reference to Item 23 - Other Exhibits (a)(2) to the Registration Statement on Form N-1A, filed March 28, 2002.

(b)	Certificate of Assistant Secretary is incorporated by reference to Item 23 - Other Exhibits (b) to Post Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed March 28, 2001.

Item 24.	Persons Controlled by or under Common Control with Registrant Not Applicable.

Item 25.	Indemnification

Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed March 29, 1995 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws, as amended, which are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference is also made to the Distribution Agreement which is filed herewith as Exhibit (e).

Item 26.	Business and Other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisers, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

(b) Officer and Directors of Investment Adviser

Name and Position
With Dreyfus                 Other Businesses                         Position Held                          Dates
---------------------------- ---------------------------------------- -------------------------------------- --------------------
Stephen R. Byers             Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Director, Vice Chairman,                                              President                              9/02-11/02
and Chief Investment
Officer
                             Dreyfus Service Corporation++            Senior Vice President                  3/00-Present
                             Founders Asset Management, LLC****       Member, Board of Managers              6/02-Present
                             Dreyfus Investment Advisers, Inc.++      Chief Investment Officer and Director  2/02-Present

Stephen E. Canter            Mellon Financial Corporation+            Vice Chairman                          6/01-Present
Chairman of the Board,
Chief Executive Officer
and Chief Operating Officer
                             Mellon Bank, N.A.+                       Vice Chairman                          6/01-Present
                             Standish Mellon Asset Management         Board Manager                          7/03-Present
                             Company LLC*
                             Mellon Growth Advisors, LLC*             Board Member                           1/02-7/03
                             Dreyfus Investment Advisors, Inc. ++     Chairman of the Board                  1/97-2/02
                                                                      Director                               5/95-2/02
                                                                      President                              5/95-2/02
                             Newton Management Limited London,        Director                               2/99-Present
                             England
                             Mellon Bond Associates, LLP+             Executive Committee Member             1/99-7/03
                             Mellon Equity Associates, LLP+           Executive Committee Member             1/99-Present
                             Franklin Portfolio Associates, LLC*      Director                               2/99-Present
                             Franklin Portfolio Holdings, Inc.*       Director                               2/99-Present
                             TBCAM Holdings, Inc.*                    Director                               2/99-Present
                             Mellon Capital Management                Director                               1/99-Present
                             Corporation***
                             Founders Asset Management LLC****        Member, Board of Managers              12/97-Present
                             The Dreyfus Trust Company+++             Director                               6/95-Present
                                                                      Chairman                               1/99-Present
                                                                      President                              1/99-Present
                                                                      Chief Executive Officer                1/99-Present

J. Charles Cardona           Dreyfus Investment Advisors, Inc.++      Chairman of the Board                  2/02-Present
Director and Vice Chairman
                             Boston Safe Advisors, Inc.++             Director                               10/01-Present
                             Dreyfus Service Corporation++            Executive Vice President               2/7-Present
                                                                      Director                               8/00-Present

Steven G. Elliott            Mellon Financial Corporation+            Director                               1/01-Present
Director                                                              Senior Vice Chairman                   1/99-Present
                                                                      Chief Financial Officer                1/90-Present
                             Mellon Bank, N.A. +                      Director                               1/01-Present
                                                                      Senior Vice Chairman                   3/98-Present
                                                                      Chief Financial Officer                1/90-Present

                             Mellon EFT Services Corporation          Director                               10/98-Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103
                             Mellon Financial Services Corporation    Director                               1/96-Present
                             #1                                       Vice President                         1/96-Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103
                             Allomon Corporation                      Director                               12/87-Present
                             Two Mellon Bank Center
                             Pittsburgh, PA 15259
                             Mellon Funding Corporation +             Director                               8/87-Present
                                                                      Chief Executive Officer                8/87-6/01
                                                                      President                              8/87-6/01
                             Mellon Overseas Investments              Director                               4/88-7/02
                             Corporation+
                             Mellon Financial Markets, LLC+           Member                                 12/99-3/02
                             Mellon Ventures, Inc. +                  Director                               1/99-Present

David F. Lamere              Mellon Financial Corporation +           Vice Chairman                          9/01-Present
Director
                             Wellington-Medford II Properties, Inc.   President and Director                 2/99-Present
                             Medford, MA
                             TBC Securities Co., Inc.                 President and Director                 2/99-Present

                             Medford, MA
                             The Boston Company, Inc. *               Chairman & CEO                         1/99-Present
                             Boston Safe Deposit and Trust Company*   Chairman & CEO                         1/99-Present
                             Newton Management Limited London,        Director                               10/98 - Present
                             England
                             Laurel Capital Advisors, LLP+            Executive Committee Member             8/98-Present
                             Mellon Bank, N.A. +                      Vice Chairman                          9/01-Present
                                                                      Exec. Management Group                 8/01-Present
                                                                      Exec. Vice President                   4/98--9/01
                             Mellon United National Bank              Director                               11/98-Present
                             2875 Northeast 191st Street
                             North Miami, FL 33180
                             Mellon Asset Holding's, Inc. +           President                              3/99-12/02
                                                                      Director                               6/99-12/02
                             Mellon Global Investing Corp. +          President                              1/00-Present

Martin G. McGuinn            Mellon Financial Corporation+            Chairman                               1/99-Present
Director                                                              Chief Executive Officer                1/99-Present
                                                                      Director                               1/98-Present
                             Mellon Bank, N. A. +                     Chairman                               3/98-Present
                                                                      Chief Executive Officer                3/98-Present
                                                                      Director                               1/98-Present

Michael G. Millard           Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Director and President                                                Vice President                         9/02-11/02
                             Dreyfus Service Corporation++            Chairman of the Board                  4/02-Present
                                                                      Chief Executive Officer                4/02-Present
                                                                      Director                               8/00-Present
                                                                      Executive Vice President               8/00--5/02
                             Dreyfus Service Organization, Inc.       Director                               4/02-Present
                             Dreyfus Insurance Agency of              Director                               4/02-Present
                             Massachusetts, Inc.++
                             Founders Asset Management LLC****        Member, Board of Managers              5/01-Present
                             Boston Safe Advisors, Inc. ++            Director                               10/01-Present
                             MBSC, LLC ++                             Manager, Board of Directors            3/03-Present

Ronald P. O'Hanley           Mellon Financial Corporation+            Vice Chairman                          6/01-Present
Vice Chairman and
Director
                             Mellon Bank, N.A. +                      Vice Chairman                          6/01-Present
                                                                      Senior Vice President                  2/97-6/01
                             Mellon Growth Advisors, LLC*             Board Member                           1/02-7/03
                                                                      President                              7/03-Present
                             Standish-Mellon Asset Management         Board Member                           7/01-7/03
                             Holdings, LLC
                             One Financial Center
                             Boston, MA 02211
                             Standish Mellon Asset Management         Board Member                           7/01-Present
                             Company, LLC
                             One Financial Center
                             Boston, MA 02211
                             Franklin Portfolio Holdings, Inc.*       Director                               12/00-Present
                             Franklin Portfolio Associates, LLC*      Director                               4/97-Present
                             Pareto Partners (NY)                     Partner Representative                 2/00-Present
                             505 Park Avenue
                             NY, NY 10022
                             Fixed Income (MA) Trust*                 Trustee                                6/03-Present
                             Fixed Income (DE) Trust*                 Trustee                                6/03-Present
                             Buck Consultants, Inc.++                 Director                               7/97-Present
                             Newton Management Limited                Executive Committee Member             10/98-Present
                             London, England                          Director                               10/98-Present
                             Mellon Global Investments Japan Ltd.     Non-Resident Director                  11/98-Present
                             Tokyo, Japan
                             TBCAM Holdings, Inc.*                    Director                               1/98-Present
                             Boston Safe Advisors, Inc. ++            Chairman                               6/97--10/01
                                                                      Director                               2/97--10/01
                             Pareto Partners                          Partner Representative                 5/97-Present
                             271 Regent Street
                             London, England W1R 8PP
                             Mellon Capital Management                Director                               2/97-Present
                             Corporation***
                             Certus Asset Advisors Corp.**            Director                               2/97-7/03
                             Mellon Bond Associates, LLP+             Executive Committee Member             1/98-7/03
                                                                      Chairman                               1/98-7/03
                             Mellon Equity Associates, LLP+           Executive Committee Member             1/98-Present
                                                                      Chairman                               1/98-Present
                             Mellon Global Investing Corp. *          Director                               5/97-Present
                                                                      Chairman                               5/97-Present
                                                                      Chief Executive Officer                5/97-Present
                             Mellon Finance Corporation*              Director                               3/97-8/01

J. David Officer             Dreyfus Service Corporation++            President                              3/00-Present
Director                                                              Director                               3/99-Present
                             MBSC, LLC++                              Manager, Board of Managers and         4/02-Present
                                                                      President
                             Boston Safe Advisors, Inc.++             Director                               10/01-Present
                             Dreyfus Transfer, Inc.++                 Chairman and Director                  2/02-Present
                             Dreyfus Service Organization, Inc.++     Director                               3/99-Present
                             Dreyfus Insurance Agency of              Director                               5/98-Present
                             Massachusetts, Inc.++
                             Dreyfus Brokerage Services, Inc.         Chairman                               3/99-1/02
                             6500 Wilshire Boulevard, 8th Floor,
                             Los Angeles, CA 90048
                             Seven Six Seven Agency, Inc.++           Director                               10/98-Present
                             Mellon Residential Funding Corp.+        Director                               4/97-Present
                             Mellon Bank, N.A.+                       Executive Vice President               2/94-Present
                             Mellon United National Bank              Director                               3/98-Present
                             1399 SW 1st Ave., Suite 400
                             Miami, Florida
                             Dreyfus Financial Services Corp. +       Director                               9/96-4/02
                                                                      Chairman                               6/99-4/02
                             Dreyfus Investment Services              Manager                                11/01-12/02
                             Corporation+                             Chief Executive Officer                11/01-12/02

Richard W. Sabo              Founders Asset Management, LLC****       President                              12/98-Present
Director                                                              Chief Executive Officer                12/98-Present

Diane P. Durnin              Seven Six Seven Agency, Inc.++           Director                               4/02-Present
Executive Vice President

Mark N. Jacobs               Dreyfus Investment Adivsors, Inc.++      Director                               4/97-Present
General Counsel, Executive
Vice President and
Secretary
                             The Dreyfus Trust Company +++            Director                               3/96-Present

                             The TruePenny Corporation++              President                              10/98-Present
                                                                      Director                               3/96-Present

Patrice M. Kozlowski         None
Senior Vice President
-Corporate Communications

William H. Maresca           Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Controller                                                            Vice President and Treasurer           9/02-Present
                             The Dreyfus Trust Company +++            Chief Financial Officer                3/99-Present
                                                                      Treasurer                              9/98-Present
                                                                      Director                               3/97-Present
                             Dreyfus Financial Services Corporation   Director                               3/02-4/02
                             MBSC, LLC++                              Chief Financial Officer and            4/02-Present
                                                                      Manager, Board of Managers

                             Boston Safe Advisors, Inc. ++            Chief Financial Officer and Director   10/01-Present
                             Dreyfus Service Corporation++            Chief Financial Officer                12/98-Present
                                                                      Director                               8/00-Present
                             Dreyfus Consumer Credit Corporation ++   Treasurer                              10/98-Present
                             Dreyfus Investment Advisors, Inc. ++     Treasurer                              10/98-Present
                             Dreyfus-Lincoln, Inc.                    Vice President                         10/98-2/03
                             c/o Mellon Corporation                   Director                               2/02-2/03
                             Two Greenville Center
                             4001 Kennett Pike, Suite 218
                             Greenville, DE 19807
                             The TruePenny Corporation++              Vice President                         10/98-Present
                                                                      Director                               2/02-Present
                             Dreyfus Transfer, Inc. ++                Chief Financial Officer                5/98-Present
                             Dreyfus Service Organization, Inc.++     Treasurer                              3/99-Present
                             Dreyfus Insurance Agency of              Treasurer                              5/99-Present
                             Massachusetts, Inc.++

Mary Beth Leibig             None
Vice President-Human
Resources

Angela E. Price              None
Vice President

Theodore A. Schacher         Lighthouse Growth Advisors LLC++         Assistant Treasurer                    9/02-Present
Vice President-Tax
                             Dreyfus Service Corporation++            Vice President -Tax                    10/96-Present
                             MBSC, LLC++                              Vice President -Tax                    4/02-Present
                             The Dreyfus Consumer Credit              Chairman                               6/99-Present
                             Corporation ++
                                                                      President                              6/99-Present
                             Dreyfus Investment Advisors, Inc.++      Vice President - Tax                   10/96-Present
                             Dreyfus Service Organization, Inc.++     Vice President - Tax                   10/96-Present

Wendy Strutt                 Boston Safe Advisers, Inc.               Chief Operating Officer                3/03-Present
Vice President

Raymond J. Van Cott          Mellon Bank, N.A.+                       Vice President                         7/98-Present
Vice President-Information
Systems

James Bitetto                The TruePenny Corporation++              Secretary                              9/98-Present
Assistant Secretary
                             Dreyfus Service Corporation++            Assistant Secretary                    8/98-Present
                             Dreyfus Investment Advisors, Inc.++      Assistant Secretary                    7/98-Present
                             Dreyfus Service Organization, Inc.++     Assistant Secretary                    7/98-Present
                             The Dreyfus Consumer Credit              Vice President and Director            2/02-Present
                             Corporation++

Steven F. Newman Assistant   Dreyfus Transfer, Inc. ++                Vice President                         2/97-Present
Secretary                                                             Director                               2/97-Present
                                                                      Secretary                              2/97-Present
                             Dreyfus Service Organization, Inc.++     Secretary                              7/98-Present

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard,
Uniondale, New York 11556-0144.

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus Bond Funds, Inc.
7)       Dreyfus BASIC U.S. Mortgage Securities Fund
8)       Dreyfus BASIC U.S. Government Money Market Fund
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Index Funds, Inc.
27)      Dreyfus Institutional Cash Advantage Funds
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Insured Municipal Bond Fund, Inc.
31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
32)      Dreyfus International Funds, Inc.
33)      Dreyfus Investment Bond Funds, Inc.
34)      Dreyfus Investment Portfolios
35)      The Dreyfus/Laurel Funds, Inc.
36)      The Dreyfus/Laurel Funds Trust
37)      The Dreyfus/Laurel Tax-Free Municipal Funds
38)      Dreyfus LifeTime Portfolios, Inc.
39)      Dreyfus Liquid Assets, Inc.
40)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)      Dreyfus Massachusetts Municipal Money Market Fund
42)      Dreyfus Massachusetts Tax Exempt Bond Fund
43)      Dreyfus Midcap Index Fund, Inc.
44)      Dreyfus Money Market Instruments, Inc.
45)      Dreyfus Municipal Bond Fund, Inc.
46)      Dreyfus Municipal Cash Management Plus
47)      Dreyfus Municipal Money Market Fund, Inc.
48)      Dreyfus New Jersey Intermediate Municipal Bond Fund
49)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)      Dreyfus New York Municipal Cash Management
51)      Dreyfus New York Tax Exempt Bond Fund, Inc.
52)      Dreyfus New York Tax Exempt Intermediate Bond Fund
53)      Dreyfus New York Tax Exempt Money Market Fund
54)      Dreyfus U.S. Treasury Intermediate Term Fund
55)      Dreyfus U.S. Treasury Long Term Fund
56)      Dreyfus 100% U.S. Treasury Money Market Fund
57)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)      Dreyfus Pennsylvania Municipal Money Market Fund
59)      Dreyfus Premier California Municipal Bond Fund
60)      Dreyfus Premier Equity Funds, Inc.
61)      Dreyfus Premier Fixed Income Funds
62)      Dreyfus Premier International Funds, Inc.
63)      Dreyfus Premier GNMA Fund
64)      Dreyfus Premier Municipal Bond Fund
65)      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)      Dreyfus Premier New Leaders Fund, Inc.
67)      Dreyfus Premier New York Municipal Bond Fund
68)      Dreyfus Premier Opportunity Funds
69)      Dreyfus Premier State Municipal Bond Fund
70)      Dreyfus Premier Stock Funds
71)      The Dreyfus Premier Third Century Fund, Inc.
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Premier Worldwide Growth Fund, Inc.
74)      Dreyfus Short-Intermediate Government Fund
75)      Dreyfus Short-Intermediate Municipal Bond Fund
76)      The Dreyfus Socially Responsible Growth Fund, Inc.
77)      Dreyfus Stock Index Fund, Inc.
78)      Dreyfus Tax Exempt Cash Management
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund
91)      Mellon Funds Trust
92)      Dreyfus Municipal Funds, Inc.

(b)

Name and principal Business address      Positions and offices with the Distributor       Positions and Offices with
                                                                                          Registrant
---------------------------------------- ------------------------------------------------ ----------------------------
---------------------------------------- ------------------------------------------------ ----------------------------
Michael G. Millard*                      Chief Executive Officer and Chairman of the      None
                                         Board
J. David Officer*                        President and Director                           None
J. Charles Cardona*                      Executive Vice President and Director            None
Anthony DeVivio**                        Executive Vice President and Director            None
James Neiland*                           Executive Vice President and Director            None
Irene Papadoulis**                       Executive Vice President and Director            None
Prasanna Dhore*                          Executive Vice President                         None
Noreen Ross*                             Executive Vice President                         None
Matthew R. Schiffman*                    Executive Vice President and Director            None
William H. Maresca*                      Chief Financial Officer and Director             None
Ken Bradle**                             Senior Vice President                            None
Stephen R. Byers*                        Senior Vice President                            Executive Vice President
Lawrence S. Kash*                        Senior Vice President                            None
Walter Kress*                            Senior Vice President                            None
Matthew Perrone**                        Senior Vice President                            None
Bradley J. Skapyak*                      Senior Vice President                            None
Bret Young*                              Senior Vice President                            None
Jane Knight*                             Chief Legal Officer and Secretary                None
Stephen Storen*                          Chief Compliance Officer                         None
Maria Georgopoulos*                      Vice President - Facilities Management           None
William Germenis*                        Vice President                                   Anti-Money Laundering
                                                                                          Compliance Officer
Tracy Hopkins*                           Vice President                                   None
Donna Impagliazzo*                       Vice President                                   None
Mary Merkle*                             Vice President                                   None
Paul Molloy*                             Vice President                                   None
James Muir*                              Vice President                                   None
Anthony Nunez*                           Vice President-Finance                           None
Gary Pierce*                             Vice President-Finance                           None
Theodore A. Schachar*                    Vice President - Tax                             None
William Schalda*                         Vice President                                   None
John Shea*                               Vice President-Finance                           None
Susan Verbil*                            Vice President-Finance                           None
William Verity*                          Vice President-Finance                           None
James Windels*                           Vice President                                   Treasurer
James Bitetto*                           Assistant Secretary                              None
Ronald Jamison*                          Assistant Secretary                              None

* Principal business address is 200 Park Avenue, New York, NY 10166.
** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

Item 28.	Location of Accounts and Records

1.	The Bank of New York 100 Church Street New York, New York 10286

2.	Dreyfus Transfer, Inc. 200 Park Avenue New York, New York 10166

3.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Item 29.	Management Services Not Applicable.

Item 30.	Undertakings None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of March, 2004.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC. BY: /s/Stephen E. Canter* Stephen E. Canter, President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/Stephen E. Canter* Stephen E. Canter	President (Principal Executive Officer)	03/29/04

/s/James Windels * James Windels	Treasurer (Principal Financial and Accounting Officer)	03/29/04

/s/Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board of Directors	03/29/04

/s/Clifford L. Alexander, Jr.* Clifford L. Alexander	Director	03/29/04

/s/Peggy C. Davis* Peggy C. Davis	Director	03/29/04

/s/Ernest Kafka* Ernest Kafka	Director	03/29/04

/s/Nathan Leventhal Nathan Leventhal*	Director	03/29/04

*BY: /s/Janette E. Farragher
       Janette E. Farragher,
       Attorney-in-Fact

Exhibit Index

(j)	Consent of Independent Auditors

(p)	Code of Ethics